1933 Act Registration No. 333-103454

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 2	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 15	☒

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact name of trust)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 FOURTH STREET SOUTH

MINNEAPOLIS, MN 55415

(Address of Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 612-340-7005

John C. Bjork

Senior Counsel of

THRIVENT FINANCIAL FOR LUTHERANS

625 FOURTH STREET SOUTH

MINNEAPOLIS, MN 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Financial for Lutherans TM

Prospectuses

Flexible Premium Variable Life Insurance

April 29, 2005

Thrivent Variable Life Account I

Thrivent Series Fund, Inc.

Important Information About Procedures for Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account or apply for a variable product, we will ask for your name, address, date of birth and other information that will be used to identify you. This information may be compared with information obtained from a consumer reporting agency, public database or other source. We may also ask to see your driver’s license and other identifying documents.

THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes the flexible premium variable life insurance Contract offered by Thrivent Financial for Lutherans to persons who are eligible for Thrivent Financial membership. The Contract is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information that you should know before purchasing the Contract. You should consider the Contract in conjunction with other insurance you own. Replacing your existing life insurance policy with this Contract may not be to your advantage. It also may not be to your advantage to finance the purchase or maintenance of this Contract through a loan or through withdrawals from another insurance policy.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (“Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Westcap Investors LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management LLP)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and T. Rowe Price International, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management & Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The Prospectus is valid only when accompanied or preceded by the current prospectus of the Thrivent Series Fund, Inc.

The date of this Prospectus is April 29, 2005.

[THIS PAGE INTENTIONALLY LEFT BLANK]

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Contract Benefits

The Contract is a flexible premium variable life insurance Contract. The Contract is built around its Accumulated Value. Accumulated Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Accumulated Value. Charges and cash you withdraw from the Contract decrease Accumulated Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial surrender and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

We pay Death Proceeds to the Beneficiary upon receipt at our Service Center of due proof of death of the Insured. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit. We will reduce the amount of any Death Proceeds payable by the amounts of any loans, unpaid loan interest and withdrawals.

Option 1 (Level Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s attained age. The death benefit for this option generally remains level. On or after age 100, the death benefit equals the Accumulated Value.

Option 2 (Variable Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount plus Accumulated Value, or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s attained age. The death benefit for this option will vary over time. On or after age 100, the death benefit equals the Accumulated Value.

Death Benefit Guarantee

Two Death Benefit Guarantees are generally available at issue: a basic and an enhanced Death Benefit Guarantee. The Death Benefit Guarantee ensures that your Contract will remain in effect, even if the Cash Surrender Value is insufficient to pay the current monthly deductions, if the Death Benefit Guarantee requirements are met. (In some states, this feature is referred to as a “no-lapse guarantee.”) The basic Death Benefit Guarantee is in effect for at least five Contract Years and until the Insured reaches age 70 or 15 years from the Contract Issue Date, whichever is earlier, provided that you make timely payment of the required minimum premium amounts. The enhanced Death Benefit Guarantee is available for Contracts issued before age 70 and is in effect until the Insured reaches age 75. The enhanced Death Benefit Guarantee provides longer protection than the basic guarantee provided you make timely payment of the required minimum premium amount.

Access to Accumulated Value

Transfers. You may transfer Accumulated Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The minimum amount that may be transferred from a Subaccount, DCA Fixed Account or Fixed Account is $50, or if less, the total value in the Subaccount or the Fixed Account. There is no minimum amount that can be received by a Subaccount or Fixed Account. Transfers into the DCA Fixed Account are not permitted.

CONTRACT BENEFITS/RISKS SUMMARY

Electronic Payment Program. Under this program, you may make premium payments to your Contract on a regularly scheduled basis by having money automatically sent directly from your checking or savings account.

Automatic Asset Rebalancing Program. The Automatic Asset Rebalancing program transfers your Contract’s Accumulated Value among Subaccounts (this excludes the Fixed Account) on a regular basis according to your instructions.

Dollar Cost Averaging Program. Dollar Cost Averaging allows you to make regular transfers of predetermined amounts from either your Money Market Subaccount or the DCA Fixed Account to any or all of the other Subaccounts. The Dollar Cost Averaging amount from the Money Market Subaccount must be at least $50. At the time you apply for the Contract, you may choose to use the DCA Fixed Account as the source account for Dollar Cost Averaging for 12 months. You may choose to use the Money Market Subaccount as the source account at any time and for any length of time.

Loans. You may borrow up to 90% (in most states) of the Accumulated Value of your Contract less any applicable decrease charge. Currently, we charge you an annual interest rate of 5% on the loan balance. The maximum annual interest rate is 5%. After the 10th Contract Year, you may borrow a portion of your Accumulated Value at an annual rate of 3% (preferred loan). For amounts that are left as collateral in the Loan Account we pay an annual rate of 3%. Loans may have tax consequences. In your Contract, the discussion of the operation of the loan feature is described as a Loan Account. Loans are not available until the expiration of the Free Look Period.

Partial Surrenders. You may make a Written Request to withdraw part of your Accumulated Value. During each Contract Year, we deduct a $25 charge from the Accumulated Value for each partial surrender after the first one in the first 10 Contract Years. Decrease charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences.

Surrenders. At any time while the Contract is in force and the Insured is living, you may make a Written Request to surrender this Contract. A surrender may result in a decrease charge depending how long your Contract has been in force. A surrender may have tax consequences.

Premiums

Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our electronic payments program. You may make changes in the frequency and payment amounts at any time with adequate notice to our Service Center.

Free Look Provision. You have the right to examine and cancel your Contract by returning it to our Service Center or to your Thrivent Financial associate no later than 10 days after you receive it. (Some states allow a longer period of time during which a Contract may be returned.) The right to examine period begins when you receive your Contract. If you cancel and return your Contract during this period, we generally will mail a refund to you within seven days after we receive your request to cancel your Contract. In most states, this refund will equal the sum of the Accumulated Value on the date the Contract is returned to us plus the premium expense charge that was charged upon issue and any monthly deduction that was made. In several other states the refund equals the premium paid. Check your Contract for information about how the free look provision applies in your state.

CONTRACT BENEFITS/RISKS SUMMARY

The Contract

Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor Owner, changing the Face Amount of the Contract, and assigning the Contract.

Variable Account. The Variable Account is an investment account separate from the Fixed Account sometimes known as a separate account. You may direct the money in your Contract to any of the following Subaccounts of the Variable Account:

Thrivent Aggressive Allocation Subaccount

Thrivent Moderately Aggressive Allocation Subaccount

Thrivent Moderate Allocation Subaccount

Thrivent Moderately Conservative Allocation Subaccount

Thrivent Technology Subaccount

Thrivent Partner Small Cap Growth Subaccount

Thrivent Partner Small Cap Value Subaccount

Thrivent Small Cap Stock Subaccount

Thrivent Small Cap Index Subaccount

Thrivent Mid Cap Growth Subaccount

Thrivent Mid Cap Growth Subaccount II

Thrivent Partners Mid Cap Value Subaccount

Thrivent Mid Cap Stock Subaccount

Thrivent Mid Cap Index Subaccount

Thrivent Partner International Stock Subaccount Thrivent Partner All Cap Subaccount

Thrivent Large Cap Growth Subaccount

Thrivent Large Cap Growth Subaccount II

Thrivent Partner Growth Stock Subaccount

Thrivent Large Cap Value Subaccount

Thrivent Large Cap Stock Subaccount

Thrivent Large Cap Index Subaccount

Thrivent Real Estate Securities Subaccount

Thrivent Balanced Subaccount

Thrivent High Yield Subaccount

Thrivent High Yield Subaccount II

Thrivent Income Subaccount

Thrivent Bond Index Subaccount

Thrivent Limited Maturity Bond Subaccount

Thrivent Mortgage Securities Subaccount

Thrivent Money Market Subaccount

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this Prospectus.. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount Accumulated Value.

Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our general account.

DCA Fixed Account. If you elect this option in the application we transfer amounts from the DCA Fixed Account to Subaccounts according to your allocation instructions for a period of 12 months from the time the DCA Fixed Account is established. Dollars in the DCA Fixed Account earn at least 3% annual rate of return for the 12 months the Dollar Cost Averaging program is in place. The interest rate we pay is determined at the time you set up the DCA Fixed Account.

Loan Account. The Loan Account is the amount securing any loan you make. This amount is segregated and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.

Accumulated Value. Accumulated Value is the sum of your amounts in the Subaccounts, the DCA Fixed Account, the Fixed Account and the Loan Account. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

CONTRACT BENEFITS/RISKS SUMMARY

Settlement Options. There are several ways of receiving proceeds under the death benefit and surrender provisions of the Contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $2,000.

Additional Benefits and Riders

We offer several optional insurance benefits and riders that provide additional benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial associate can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term investment vehicle. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Accumulated Value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your monthly deductions exceed your Cash Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Contract generally will not lapse:

♦	if you make timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or

♦	if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance Contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the Contract, particularly as it relates to Contracts on Insureds in the substandard risk class. Assuming that the Contract qualifies as a life insurance Contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance Contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Moreover, death benefits payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment Contract (MEC) under federal tax laws. If a Contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59½. If the Contract is not a MEC, distributions generally will be treated first as a return of

CONTRACT BENEFITS/RISKS SUMMARY

your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Surrender and Partial Surrender Risks

A decrease charge applies during the first 10 Contract Years after the Issue Date and for 10 years after each increase in Face Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, decrease charges may play a role in determining whether your Contract will lapse (terminate without value). This is because decrease charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse above.

A partial surrender will reduce Accumulated Value, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial surrender also will generally reduce the Face Amount of the Contract.

A surrender or partial surrender may have tax consequences.

Loan Risks

A Contract loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness. Your Contract may lapse (terminate without value) if your indebtedness reduces the Cash Surrender Value to less than zero.

A loan will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. If the amount of a charge varies depending on the owner’s or the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value among the Subaccounts and the Fixed Account.

Transaction Fees

Charge	When Deducted	Amount Deducted

Premium Expense Charge	Upon receipt of each premium paid	5% of each premium payment

Premium Tax Charge	Not applicable[1]	Not applicable

Decrease Charge[2] under the base Contract or following an increase in Face Amount:
Minimum and Maximum Charge	Upon surrender, lapse, decrease in the Face Amount, a partial surrender or a change in Death Benefit Option that results in a decrease in Face Amount during the first 10 Contract Years	During the first Contract Year, $2.16 to $47.23 per $1,000 of decrease in Face Amount

Charge for a male Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount Increase of $150,000, in the first Contract Year	Upon surrender, lapse, decrease in the Face Amount or a partial surrender that results in a decrease in Face Amount during the first 10 Contract Years	$14.72 per $1,000 of decrease in Face Amount

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them.

2 The decrease charge remains level for the first five years of the contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero by the end of year 10 (and to zero by the end of the 10th year following an increase in Face Amount). Decrease charges depend on the Insured’s issue age, gender (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. The decrease charges shown in the table may not be representative of the charges you will pay. For decreases in Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the decrease or surrender. Your Contract’s declarations page will indicate the decrease charges applicable to your Contract, and more detailed information concerning your decrease charges is available on request from our service center at (800) 847-4836.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted

Partial Surrender Charge	Upon partial surrender[3]	$25 per withdrawal

Transfer Charge	Upon transfer[4]	$25 per transfer

Accelerated Death Benefit	On exercise of benefit	$150

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance[5]
Minimum and Maximum Charge	On Issue Date and monthly thereafter.	$0.15 to $999.96 per $1,000 of amount at risk[6]

Charge for a male Insured, Issue Age 40, in the preferred non-tobacco risk class with a Face Amount of $150,000, in the first Contract Year	On Issue Date and monthly thereafter.	$2.28 per $1,000 of amount at risk

Mortality and Expense Risk Charges A tiered charge based on Subaccount Accumulated Value up to $25,000	On Issue Date and monthly thereafter.	During the first 10 Contract Years, a maximum annual rate of 1.10% of the Subaccount Accumulated Value within this range[7]

Administrative Charge	On Issue Date and monthly thereafter.	$90 for juveniles, $108 for adults

3 The charge is applicable during the first 10 Contract Years for each partial surrender in excess of one per Contract Year. After the 10th Contract Year there will not be a surrender charge.

4 We do not assess a transfer charge for the first twelve transfers made each Contract Year.

5 Cost of insurance charges depend on the Insured’s issue age, gender (in most states), amount at risk, Face Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. Your Contract’s declarations page will indicate the cost of insurance charges applicable to your Contract, and more detailed information concerning your cost of insurance charges is available on request from our Service Center at (800) 847-4836.

6 The amount at risk is equal to the death benefit divided by 1.0024663, then less the Accumulated Value on the date the charge is deducted.

7 After the 10th Contract Year the maximum annual rate drops to 0.90% of the Subaccount Accumulated Value. For Subaccount Accumulated Values in excess of $25,000 up to $100,000, the maximum annual rate is 1.00% dropping to 0.80% after the 10th Contract Year. For Subaccount Accumulated Values in excess of $100,000, the maximum annual rate is 0.90% dropping to 0.70% after the 10th Contract Year. This is a tiered charge.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	5% on loan balance[8]

Preferred Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	3% on loan amount taken after the 10th Contract Year[9]

Additional Benefit Charges:[10]
Accidental Death Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s age 70	$0.36 to $2.88 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the standard risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider Issue Date and monthly thereafter until the Insured’s age 70	$0.60 per $1,000 of rider coverage amount

8 You may borrow up to an amount such that the total loan amount does not exceed 90% of the Accumulated Value less decrease charges at the time of the loan request. Loans are not available until the expiration of the Free Look Period.

9 Loan amounts may not exceed 10% of the Cash Surrender Value each Contract Year for this preferred rate to apply. Any subsequent loans may not increase the sum of the preferred loans on the Contract to no more than 60% of the amount by which the Accumulated Value exceeds the decrease charge on the date the loan is taken.

10 Charges for the Accidental Death Benefit, Term Life Insurance Benefit, Applicant Waiver Benefit, Child Term Life Insurance Benefit, Disability Waiver Benefit, Guaranteed Increase Option Benefit, and Spouse Term Life Insurance Benefit may vary based on the Insured’s attained age or issue age, gender, risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract’s declaration page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available on request from our Service Center at (800) 847-4836. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, death benefit option chosen, Face Amount and riders requested.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Term Life Insurance Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the end of the 30th Contract Year	$0.21 to $999.96 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider Issue Date and monthly thereafter until the end of the 30th Contract Year	$1.29 per $1,000 of rider coverage amount
Applicant Waiver of Selected Amount Benefit Charge
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s age 21	5% to 195% of all monthly deductions[11]

Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class, in the first Contract Year.	On the rider Issue Date and monthly thereafter until the Insured’s age 21	6% of all monthly deductions[11]

Child Term Life Insurance Benefit	On the rider Issue Date and monthly thereafter until the child’s age 25	$5.40 per $1,000 of rider coverage amount
Cost of Living Adjustment Benefit		No charge for this benefit[12]

11 Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.

12 This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver of Monthly Deduction Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s age 65	4.8% to 195.5% of all monthly deductions[11]

Charge for a male Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider issue date and monthly thereafter until the Insured’s age 65	7.7% of all monthly deductions[11]
Disability Waiver of Selected Amount Benefit
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the Insured’s age 65	1.9% to 98% of the selected monthly premium amount[13]

Charge for a male Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider issue date and monthly thereafter until the Insured’s age 65	3.7% of the selected monthly premium amount[13]
Guaranteed Increase Option Benefit
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the Insured’s age 43	$0.36 to $2.52 per $1,000 of rider coverage amount

Charge for an Insured, Issue Age 0	On the rider Issue Date and monthly thereafter until the Insured’s age 43	$0.36 per $1,000 of rider coverage amount

11 Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.

13 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the basic Death Benefit Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Spouse Term Life Insurance Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the earlier of the Insured’s or spouse’s death or divorce, or the end of the 30th Contract Year	$0.21 to $999.96 per $1,000 of rider coverage amount

Charge for a female Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider Issue Date and monthly thereafter until the earlier of the Insured’s or spouse’s death or divorce, or the end of the 30th Contract Year	$1.17 per $1,000 of rider coverage amount

The next item shows the minimum and maximum total operating expenses charged by the Portfolios of the Fund that you may pay periodically during the time that you own the Contract. Operating expenses include management fees and other expenses and may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the attached Fund prospectus.

	Minimum	Maximum
Total Annual Fund Operating Expenses[14]
(expenses that are deducted from Fund assets, including management fees and other expenses):	0.37%	1.19%

14 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.08%. The reimbursements may be discontinued at any time.

THRIVENT FINANCIAL FOR LUTHERANS AND THE FIXED ACCOUNT

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the state of Wisconsin. We are licensed to do business as a fraternal benefit society in all states. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

Fixed Account and DCA Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

The DCA Fixed Account is an account to which you direct an amount to be transferred on a monthly basis for 12 months. You establish the DCA Fixed Account at the time of application. Like the Fixed Account above, we credit interest daily on amounts in the DCA Fixed Account.

The Fixed Account and DCA Fixed Account are part of our general account. The general account consists of all assets owned by Thrivent Financial other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 3% annually. We may credit interest at a rate in excess of 3% per year. The interest rate credited on the DCA Fixed Account is determined at the time the DCA Fixed Account is established. The interest rate will be effective for 12 months and is guaranteed to be at least 3%.

The Fixed Account has not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account option and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any Owner, Beneficiary, or collateral assignee under the Contract.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. We describe these Portfolios and their investment objectives below. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.

We own the assets of the Variable Account and keep them legally segregated from the assets of the general account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other Contract liabilities of the Variable Account arising under the Contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

♦	Substitute shares of another Portfolio, which may have different fees and expenses, for shares of a Subaccount at our discretion;

♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

♦	Combine the Variable Account with other Variable Accounts, and/or create new Variable Accounts;

♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the Contract Owners, SEC and applicable state insurance departments. We will notify you of any changes.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.

The Fund

You may allocate Net Premiums to one or more of the Subaccounts. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

Each Portfolio’s assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio	To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio	To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio	To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio	To strive for long-term capital growth by investing primarily in foreign stocks.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio	To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio	To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Cap Index and the Bond Index Portfolios.

Thrivent High Yield Portfolio	To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II	To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectuses provide more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in Federal income tax law;

♦	Changes in the investment management of the Fund, or

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Westcap Investors LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for the Thrivent Partner Small Cap Value Portfolio and the Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management LLP serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

♦	T. Rowe Price International, Inc. and Mercator Asset Management LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Fidelity Management and Research Company serves as subadviser for the Thrivent Partner All Cap Portfolio.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THE CONTRACT

We issue Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We also issue Contracts when the proposed Insured is younger than age 16, but is otherwise eligible for benefit membership.

Typically, the applicant of the Contract is the Owner and Insured of the Contract. While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

For a Contract where the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured in this case and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

After the juvenile Insured attains age 16, control will transfer to the Insured on the earlier of:

♦	the Contract Anniversary after the Insured’s 21st birthday;

♦	the date on which the adult controller transfers control to the Insured by giving us written notice; or

♦	the date of death of the adult controller.

If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

Applying for a Contract

We sell the Contract through our Thrivent Financial associates who also are registered representatives of Thrivent Investment Management Inc. To apply for a Contract please contact your Thrivent Financial associate. You can locate your Thrivent Financial associate by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.

Purchasing a Contract

In order to purchase a Contract, you must submit a completed application and an initial premium to us at our Service Center through any Thrivent Financial associate. We will begin processing your request to purchase a Contract when we receive the application in Good Order.

In general, we may issue Contracts on Insureds up to age 80 to persons who are eligible for membership in Thrivent Financial. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The minimum Face Amount will vary depending upon your age. For ages 17 and under, the minimum issue amount is $25,000. For ages 18 to 50, the minimum amount is $100,000. For ages 51 to 80, the minimum amount is $50,000 (minimum ages and issue amounts may vary when issued to an Insured in a substandard risk class and in certain states). We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to purchase this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine that this Contract is better for you. You may have to pay a decrease charge on your existing insurance, and this Contract imposes a new

THE CONTRACT

decrease charge period. You should speak with your financial professional or tax advisor to be sure the exchange of an existing insurance policy for this Contract will be a tax-free exchange. If you surrender your existing insurance policy for cash and then purchase this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. We will not issue this Contract until we have received an initial premium. If the premium is coming from the issuer of your existing insurance policy, the issuance of this Contract may be delayed.

When Insurance Coverage Takes Effect

We will issue a Contract only if the underwriting process has been completed, the application has been approved, and the proposed Insured is alive and in the same condition of health as described in the application. Full insurance coverage under the Contract will take effect only if we have received your minimum initial premium. We begin to deduct monthly deductions from your Accumulated Value on the Contract Date.

Free Look Provision

Your Contract provides for an initial “free look” period. You, as the Owner, have the right to return your Contract within 10 days after you receive it. (Some states allow a longer period of time during which a Contract may be returned.) To return your Contract you may either:

♦	deliver or mail your Contract along with a Written Request to cancel to your Thrivent Financial associate; or

♦	deliver or mail your Contract along with a Written Request to cancel to the Service Center.

Generally within seven days after we receive your request for cancellation, we will cancel the Contract and send you a refund.

We will refund to you an amount equal to the Contract’s Accumulated Value plus premium expense charge and any monthly deduction made. To determine the amount to refund, we will use the Accumulation Unit Value as of the date of the returned Contract or notification of cancellation is received by us. This amount may be different than the premium you paid depending upon the investment experience of the Subaccount(s) you selected. In some states the amount we refund under the free look provision is the sum of premiums you paid. We may postpone payment of the refund under certain conditions.

Ownership Rights

The Contract belongs to the Owner named in the application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Owner is the Insured unless the application specifies another person as the Insured, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract.

Death and Surrender

Your Contract will terminate if the Insured dies or if you surrender the Contract.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This prospectus provides a general description of the Contracts. Your actual Contract and any riders are the controlling documents. If you would like to review a specimen copy of the Contract and riders, contact our Service Center. Contracts may not be available in all states.

PREMIUMS

Initial Premium

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. If your application is in Good Order, we will allocate your initial premium to your chosen Subaccounts, DCA Fixed Account and/or Fixed Account once the application and premium are received at our Service Center. If we determine the application and corresponding materials are not in Good Order, we will contact you. When we contact you, we will inform you of any information or further materials that we require to issue the Contract. When we make such requests, we will request you to provide us with any such information or materials within a certain period. If we do not receive the necessary information or materials within that period, we will retire your application and return it to you along with your premium payment. For premiums received before the Contract Date, we will allocate your initial premium according to the instructions in your application on the Contract Date.

We will issue your Contract if you meet all underwriting and other requirements. We issue Contracts only on a Valuation Date between the 1st and the 28th of any month. New Contracts that are ready for issuance on the 29th through the 31st of any month will be issued on the first Valuation Date in the following month.

The initial premium must be an amount sufficient for the basic Death Benefit Guarantee Premium. For the initial premium, we will deduct a 5% premium expense charge for sales expenses from the premium. We call the remainder of the premium the “Net Premium.” Net Premiums are the amounts allocated among the various investment options. Each subsequent premium is subject to this premium charge.

Your allocation must be in whole percentages and total 100%. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in Good Order. You may change your allocation percentages for future payments at any time.

Flexible Premiums

This Contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our electronic payment program. Premiums that are not electronic payments must be at least $25. You may make changes in frequency and payment amounts at any time with adequate notice.

We recommend that you pay at least the basic Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse if the Cash Surrender Value is not sufficient to pay the monthly deductions during any period of adverse investment returns. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a Modified Endowment Contract. See Modified Endowment Contract. You should discuss the amount and frequency of your premiums with your Thrivent Financial associate.

Net Premiums & Premium Allocation

We deduct from each premium a 5% premium expense charge for sales expenses. The remainder of the premium is the “Net Premium.” Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.

We allocate Net Premiums according to the premium allocation percentages you chose at the time of

PREMIUMS

application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100%. If necessary, we will adjust your allocation to eliminate fractional percentages. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in Good Order.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Glossary for definition of “Valuation Date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any Accumulation Units on any days that Thrivent Financial is not open for business.

Limits

We reserve the right to:

♦	limit the number and amount of premiums; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

In addition to excluding life insurance death benefits from the Beneficiary’s gross income, the Internal Revenue Code also excludes increases in Accumulated Value prior to receipt from the income of the Contract Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

CONTRACT VALUES

Accumulated Value

On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the Accumulated Values in the Contract’s Subaccounts, DCA Fixed Account, Fixed Account and Loan Account.

The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any Accumulated Value in the Fixed Account, DCA Fixed Account and the Loan Account.

While loans are not deducted from Accumulated Value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest

CONTRACT VALUES

charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.

Over the life of your Contract, many factors determine its Accumulated Value. They include:

♦	premiums paid;

♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Account, DCA Fixed Account and Loan Account;

♦	loans taken and loan repayments;

♦	interest charged for any loans taken;

♦	partial surrenders taken; and

♦	charges and deductions taken.

Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated Value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.

On your first Valuation Date, the Accumulated Value is equal to the Net Premium amount less any monthly deductions which may be due on that date. Thereafter, the Accumulated Value of the Contract changes daily. The value of the Fixed Account is guaranteed as to principal and interest at 3% and is subject to the Contract charges and deductions. There is no guaranteed minimum Accumulated Value for any Subaccount.

Fixed Account Accumulated Value

The Fixed Account Accumulated Value reflects Net Premiums allocated to the Fixed Account, transfers of Accumulated Value to or from the Subaccounts, interest credited, partial surrenders and any deductions. Each day the Accumulated Value in the Fixed Account will change based upon these factors. See the Contract for further detail.

DCA Fixed Account

The DCA Fixed Account accumulation value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount and the DCA Fixed Account is depleted.

Loan Account

You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulation value in the Loan Account will change based on these factors.

Variable Account Accumulated Value

Number of Accumulation Units

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

♦	Net Premiums are allocated to the Subaccount; or

♦	Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Account; or

♦	repayment of loan amounts.

CONTRACT VALUES

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

♦	Accumulated Value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

♦	surrenders, partial surrenders and decrease charges are taken from the Subaccount;

♦	monthly deductions or transfer charges are taken from the Subaccount; or

♦	any loan taken.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Subaccount;

♦	divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.

Cash Surrender Value

The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any decrease charges and any outstanding loan principal and accrued interest and any deferred monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Account, DCA Fixed Account and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount Accumulated Value, Fixed Account Accumulated Value, DCA Fixed Account Accumulated Value and Loan Account Accumulated Value, the total Accumulated Value and the Cash Surrender Value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the death benefit it provides in the event of the Insured’s death. The death proceeds is the amount payable upon the death of the Insured. At the time of purchase, you must choose between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and any unpaid monthly deductions will reduce the Death Proceeds.

DEATH BENEFITS

Option 1 (Level Death Benefit Option)

The death benefit for this option remains level, but in limited situations will vary. Prior to age 100, the death benefit is the greater of the Face Amount, or the death benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your attained age. Your Contract includes a table of the death benefit factors. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the Level Death Benefit Option if:

♦	you do not expect your insurance needs to generally increase; or

♦	you wish to minimize your insurance costs.

In general, the level Death Benefit Option provides greater growth in Accumulated Value than the variable Death Benefit Option. By choosing the level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.

Option 2 (Variable Death Benefit Option )

The Variable Death Benefit Option provides a death benefit that varies over time. Prior to age 100, the death benefit will be the greater of the Face Amount plus Accumulated Value, or the death benefit factor (described above) multiplied by Accumulated Value. The death benefit fluctuates correspondingly with your Accumulated Value. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the variable Death Benefit Option if:

♦	you expect your insurance needs to increase, or

♦	you wish to have the potential for an increasing death benefit.

In general, the variable option provides a greater death benefit than the level option.

Changing Your Death Benefit Option

You may request to change your Death Benefit Option at any time before attained age 100. If we approve the change we will increase or decrease the Face Amount so your death benefit immediately after the change will be the same as immediately before the change.

If you change from the Level Death Benefit Option to the variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If you change from the variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.

There may be tax consequences when you change your Death Benefit Option. Please consult your tax adviser before making any such change.

Changing Your Face Amount

You select the Face Amount when you apply for the Contract. You may change the Face Amount by Written Request. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Face Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time on or before the Contract Anniversary following the Insured’s 80th birthday.

DEATH BENEFITS

Any increase in Face Amount is subject to the following conditions:

♦	We must receive a written application at our Service Center.

♦	We require evidence of insurability which meets our standards.

♦	The increase amount must be for at least $25,000.

♦	The Cash Surrender Value must be sufficient to cover the monthly deduction on the effective date of the increase

Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule we provide.

A new set of decrease charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract.

Decreasing Your Face Amount

At any time before the Insured’s attained age 100, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:

♦	we must receive a Written Request at our Service Center;

♦	the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page; and

♦	premiums and Accumulated Value must be in compliance with Internal Revenue Code limits.

The decrease will become effective as of the Monthly Deduction Date on or following the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

We subtract a decrease charge from the Accumulated Value if a decrease charge is in effect for that part of the Face Amount decreased. We show you the decrease charges applicable to you on the Table of Decrease Charges in your Contract.

A decrease in your Face Amount may cause your Contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax adviser before decreasing your Face Amount. See Modified Endowment Contract.

Death Claims

In the event of the death of the Insured, we must receive written notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A Thrivent Financial associate may assist in making such a claim.

Once we receive written notice, we will send a claim form to the Beneficiary. The Beneficiary must complete the claim form and send it to our Service Center with a certified copy of the death certificate. We will begin processing the claim as soon as we receive these items in Good Order.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your

DEATH BENEFITS

Beneficiary may choose a settlement option at the time of making a claim for death benefits, unless you have chosen an option which does not allow the Beneficiary to change it. If no settlement option is selected, we will pay the proceeds in the form of a lump sum payment. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once the Beneficiary chooses a settlement option, we will issue a Contract for that settlement option. In the settlement option Contract, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw all or part of the proceeds at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary chose to receive $1,000, paid annually, we would pay $1,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. The payee may withdraw the Commuted Value of all remaining payments at any time. It the Commuted Value is withdrawn, we will make no further payments.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period exceeding the greater of 30 years or the payee’s life expectancy.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the payee’s death. The payee is the person receiving the income and upon whose life such payments are determined. We make payments to the payee at regular intervals during the annuitant’s life. Upon choosing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the payee dies during the guaranteed payment period, payments will continue to a Beneficiary until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the annuitant chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The Contract would then terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the payee at the time we issue the payment Contract. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income. In this case, there are two payees. The amount of payments are determined based on the lives of both of the payees. The payees may choose a guaranteed payment period of not more than 360 months, or may select no guaranteed payment period at all.

DEATH BENEFITS

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the Contract terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment Contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

A Death Benefit Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premiums in your Contract. The Death Benefit Guarantee Premium is calculated specifically for each Contract on the Issue Date. The Death Benefit Guarantee will vary by Issue Age, gender, Face Amount, Death Benefit Option, risk class and substandard ratings. The calculation determines a level premium amount such that the present value of the premiums is equal to the present value of expected charges on the Contract. The charges in the calculation include:

♦	the cost of insurance;

♦	the monthly administrative charge of $9 ($7.50 for Insureds Issue Age 17 and under);

♦	the percent of premium charge; and

♦	the charge for each additional benefit you choose.

Under the Contract, two Death Benefit Guarantees are generally available depending on the amount of your initial premium and Issue Age: the basic and the enhanced Death Benefit Guarantee. The basic Death Benefit Guarantee is available to you if you provide an initial premium payment that is at least the basic Death Benefit Guarantee Premium. The enhanced Death Benefit Guarantee is available to you if your Issue Age is less than 70 and if you provide an initial premium payment that is at least the enhanced Death Benefit Guarantee Premium. Generally, the enhanced Death Benefit Guarantee provides a longer level of guarantee than the basic. The type of guarantee, the amount of the Death Benefit Guarantee Premium amount and termination date for the guarantee are shown on the schedule page of your contract. Termination of the Death Benefit Guarantee differs between the two as follows:

♦ Basic Death Benefit Guarantee	The earlier of age 70 or 15 Contract Years, but at least for 5 years.

♦ Enhanced Death Benefit Guarantee	The Contract Anniversary after you reach age 75.

Each month, we will determine if a Death Benefit Guarantee remains in effect. A Death Benefit Guarantee

DEATH BENEFITS

will remain in effect if, on each Monthly Deduction Date, the sum of all premiums paid and credited less any partial surrenders and loan amounts is greater than or equal to the sum of Death Benefit Guarantee Premiums for that guarantee since the contract Issue Date.

If this requirement is not met, we will notify you that an insufficiency has occurred. We will allow you 61 days to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee. If you do not pay the required premium, the Death Benefit Guarantee will expire and we will not reinstate it (in most states). However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your Face Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium applies from the effective date of the change.

Please note that the Death Benefit Guarantee will terminate automatically as determined by the type of Death Benefit Guarantee (described above). The termination date of the guarantee is listed on the schedule page of your Contract. After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Contract Lapse and Reinstatement.

PARTIAL SURRENDERS AND SURRENDERS

To completely surrender your Contract and receive your Cash Surrender Value or to make a partial surrenders, you must submit a Written Request to our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your Thrivent Financial associate or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

Partial Surrenders

Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value upon Written Request. Each partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. Partial surrenders are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial surrender will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract’s Accumulated Value in the Subaccount or Fixed Account bears to the total Accumulated Value less any loan plus accrued interest of the Contract at the time of the partial surrender; or any other administrative option you choose that is available at the time of the partial surrender. During the first 10 Contract Years, a $25 charge will be deducted from the Accumulated Value for each partial surrender after the first one in any Contract Year. An amount withdrawn may not be repaid.

A partial surrender may have tax consequences. See Federal Tax Matters. It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Modified Endowment Contract.

PARTIAL SURRENDERS AND SURRENDERS

For a Contract with Option 1 (Level Death Benefit Option):

A partial surrender will reduce your Accumulated Value, Face Amount, death benefit and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirements. If the death benefit is equal to the Face Amount at the time of the partial surrender, the amount of the reduction in the death benefit will be equal to the amount of the partial surrender. If the death benefit is greater than the Face Amount, (a) the Face Amount will be reduced by the amount (if any) by which the partial surrender amount exceeds the difference between the death benefit and the Face Amount, and (b) the new death benefit will be based on the death benefit factor, Accumulated Value, and Face Amount after the reduction.

The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount.

For a Contract with Option 2 (Variable Death Benefit Option):

A partial surrender will reduce the Accumulated Value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial surrender will not reduce the Face Amount.

Surrender

You may surrender this Contract for its Cash Surrender Value by sending a Written Request to our Service Center. If you surrender your Contract, you will receive the Accumulated Value less any decrease charge and outstanding loan balance.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically process any surrender, partial surrender, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed or trading is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of Contract Owners.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Account for not more than 6 months from the day we receive your Written Request and, if required, your Contract.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by submitting a proper Written Request to our Service Center.

You may make twelve transfers per Contract Year from Subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve. We consider all amounts transferred on one day to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.

Only one transfer may be made from the Fixed Account in each Contract Year. The transfer may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account at the time of transfer.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or, the entire Accumulated Value in that Subaccount or Fixed Account, if less.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Electronic Payment Program

We offer an electronic payment program that allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your

TRANSFERS

instructions. However, when the date selected falls on a date that is not a Valuation Date, such as a holiday or weekend, the premium will be allocated as of the closest preceding Valuation Date. To set up the electronic payment program you can complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

Dollar Cost Averaging Program

You may make regular transfers of predetermined amounts by establishing a Dollar Cost Averaging program. Under the program, you may authorize automatic transfers from your Money Market Subaccount, or a DCA Fixed Account, to any or all of the other Subaccounts.

DCA Fixed Account

If you choose to use the DCA Fixed Account to fund the program, you must direct a minimum of $1000 premium to the DCA Fixed Account at the time of application for your Contract. Each month for 12 months we will transfer amounts to the Subaccounts according to your allocation instructions. These transfers will take place at the same time every month beginning with the date we apply you’re the initial amount to the DCA Fixed Account. The amount we transfer each month will be equal to the Accumulated Value in the DCA Fixed Account divided by the number of months remaining in the program. You will be allowed to make unscheduled transfers out of and take partial surrenders from the DCA Fixed Account but you can not transfer funds into it. If you terminate the DCA Fixed Account before the end of the 12 month period, we will transfer any remaining funds to the Money Market Subaccount.

Money Market Subaccount

You may choose to use the Money Market Subaccount in order to set up your Dollar Cost Averaging program. Unlike the DCA Fixed Account as described above, the program using the Money Market Subaccount may be set up at any time and may last until all funds are depleted from the Money Market Subaccount or until you request to stop it. In addition, we permit additional premiums or transfers into the Money Market Subaccount thereby extending your Dollar Cost Averaging opportunity. You may also choose the frequency of the transfers and determine which day of the month to make the transfer (excluding the 29th, 30th or the 31st). The minimum transfer amount from the Money Market Subaccount is $50.

Dollar Cost Averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a Dollar Cost Averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under Dollar Cost Averaging are not subject to the charges applicable to transfers.

Dollar Cost Averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Automatic Asset Rebalancing Program

As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Account). You may choose to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.

Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (however, you may not choose a date later than the 28th). Before

TRANSFERS

you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.

You can elect to participate in the program at the time of application or at a later time. To elect to participate in the program after application, we must receive a Written Request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by telephone request (if you have elected this feature) or by Written Request. You can also stop or suspend the program by providing a Written Request to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program.

Periodic rebalancing takes into account increases and decreases in Accumulated Values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.

WRITTEN AND TELEPHONE REQUESTS

Written Requests

You may exercise any of the following privileges by sending Written Request (and payment and/or evidence of insurability, if applicable):

♦	premium payment;

♦	change in Death Benefit Option;

♦	increase/decrease in Face Amount;

♦	partial surrender;

♦	surrender;

♦	reinstatement;

♦	transfers;

♦	dropping/adding/modifying an additional benefit;

♦	loan;

♦	filing a death claim;

♦	selecting/changing a settlement option;

♦	change in allocation instructions;

♦	loan repayment; and

♦	Beneficiary change(s).

Most Written Requests must be made on certain approved forms. Please contact us at our Service Center to receive any form you may need to satisfy your request. Written Requests must be sent to the Service Center.

Telephone Transactions

You may perform various transactions over the telephone if we receive proper authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later, if we receive a Written Request in Good Order from you.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name.

If several persons seek to effect telephone instructions at or about the same time, or if our recording equipment

WRITTEN AND TELEPHONE REQUESTS

malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a Written Request. If due to malfunction or other circumstances, the recording of the Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to restrict telephone transactions at any time.

We do not currently offer internet transactions capability to Contract Owners, but may do so in the future. We will notify you if we begin to offer internet transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or sooner if the NYSE closes prior to 3:00 p.m.) on a Valuation Date will use the Accumulation Unit Value as of the close of business on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of business of the following Valuation Date.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Written Request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account Accumulated Value may be deferred up to six months.

LOANS

While the Insured is living and your Contract is in force, you may, by Written Request, use your Accumulated Value as security for a loan of your Cash Surrender Value. The maximum available loan amount is an amount such that the total loan or loans will not exceed 90% (in most states) of Accumulated Value less decrease charges at the time of the loan request. For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5% on the loan balance. After the 10th Contract Year, you may borrow up to 10% of the Cash Surrender Value each year as a preferred loan. Interest will accrue on a daily basis at a maximum annual rate of 3% on any preferred loan balance. Beginning on the 10th Contract Anniversary, any existing Contract loan balance, up to 10% of Cash Surrender Value, will be automatically converted to a preferred loan and no additional preferred loan will be available that year. The maximum available preferred loan amount is further limited such that the total preferred loan amount will not exceed 60% of Accumulated Value less decrease charges at the time of the loan request.

When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the loan. Accumulated Value will be transferred from the Subaccounts or Fixed Account according to the ratio that the Accumulated Value in the Subaccounts or Fixed Account bears to the total Accumulated Value less loan and loan interest; or according to any other administrative option you choose and available at the time of the loan. The amount transferred to the Loan Account will continue to be treated as part of the Contract’s Accumulated Value. An interest rate of 3% will be credited to the Loan Account.

While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premiums.

LOANS

Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and the Fixed Account. Repayments will be allocated according to your premium allocation. Total Accumulated Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Accumulated Value growth.

A loan reduces your Cash Surrender Value, your death proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s death proceeds, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly deductions are greater than your Cash Surrender Value,

♦	the Death Benefit Guarantee is not in effect, and

♦	payment of the premium required to keep the Contract in force is not received within 61 days (in most states) of notification of the Cash Surrender Value deficiency.

If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed unless it was surrendered (some states may require a longer period to be able to reinstate your Contract). To reinstate your Contract you must provide evidence of insurability that meets our standards and submit the required payment equal to or more than:

♦	the amount to cover the monthly deductions that were not made during the grace period;

♦	an amount to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and

♦	all unpaid monthly deductions existing at the end of the grace period; and

♦	repayment of any loan amount and loan interest.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges are necessary to pay death benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose including our fraternal activities.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)

We charge a premium expense charge of 5% on all premiums. The resulting amount available after the charge is the Net Premium. We use this charge to cover the costs of sales and other expenses. We credit the Net Premium to the Subaccounts and Fixed Account according to your allocation instructions.

Decrease Charge

If you choose to surrender your Contract, reduce your Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable decrease charge. Decrease charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Deduction Date or upon surrender or lapse, if earlier. We do not impose any other charges (such as mortality and expense risk charges) on the decrease charge amount during this time. Because the decrease charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. We deduct the decrease charge proportionately from each of your Subaccounts and the Fixed Account. New decrease charges apply to each Face Amount increase.

The decrease charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by gender (in most states), Face Amount, risk class and Issue Age. For the first five years of the Contract, decrease charges remain level then grade to zero by the end of the 10th Contract Year. Beginning in the 11th year after the Issue Date (assuming no increases in Face Amount), the decrease charge will be zero. We list your decrease charges in your Contract.

If you increase your Contract’s Face Amount, a new decrease charge is applicable, in addition to any existing decrease charge. We list your actual decrease charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.

The following is an example of decrease charges for a 40-year-old male in the preferred non-tobacco risk class, $150,000 Face Amount:

Contract Year	Decrease charge per Thousand Dollars
1	$14.72
2	14.72
3	14.72
4	14.72
5	14.72
6	12.26
7	9.81
8	7.36
9	4.92
10	2.45
11	0.00

If you decrease the Face Amount while the decrease charge applies, we assess a decrease charge on a per $1,000 basis. We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.

Surrender Charge

During the first 10 Contract Years, we charge $25 for each partial surrender after the first partial surrender

CHARGES AND DEDUCTIONS

each Contract Year. This charge is in addition to the amount withdrawn. The timing and treatment of this charge is similar to the decrease charge as described previously.

Transfer Charge

You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.

Monthly Deductions from Accumulated Value

We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Unless you instruct us otherwise, monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less any loan interest in the Contract. We deduct charges on the same date each month, beginning with the Contract Date then monthly thereafter, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the preceding Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge; and

♦	charges for additional insurance benefits (riders), if any.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including Issue Age, gender (in most states), risk class, rating class, duration, and Face Amount) that would cause it to vary from Contract to Contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Face Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the initial net amount at risk of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges partial surrenders and surrenders. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date.

We underwrite the applicant to determine the risk class using information provided in the application and in other sources permitted by law. The factors that we consider for underwriting include, but are not limited to:

♦	the amount of insurance applied for

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information that may be required.

Based on this information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.

Cost of Insurance Rates

Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual

CHARGES AND DEDUCTIONS

cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality, expense and persistency experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s attained age and the applicable rate in the 1980 CSO Mortality Tables for Non-smokers and Smokers . We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

Our current cost of insurance rates apply uniformly to all Insureds of the same risk class, Issue Age, duration, gender, risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Face Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insured of the same risk class within the same band. The bands for this charge are as follows:

Banded Levels

$25,000 to $99,999

$100,000 to $249,999

$250,000 to $499,999

$500,000 to $999,999

$1,000,000 and above

The cost of insurance rates generally increase as the Insured’s attained age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The seven risk classes consist of the following:

1.	Super-Preferred, Non-Tobacco
2.	Preferred Non-Tobacco
3.	Preferred Tobacco
4.	Standard Non-Tobacco
5.	Standard Tobacco
6.	Substandard Non-Tobacco (Rated)
7.	Substandard Tobacco (Rated)

Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes . We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.

Mortality and Expense Risk Charges

The mortality and expense risk charge is a monthly charge for risks that we assume in the Contracts. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

CHARGES AND DEDUCTIONS

The following table outlines our current annual mortality and expense risk charge that will be assessed from and based on the Accumulated Value of all of your Subaccounts: No mortality and risk expense charges are deducted from the Fixed Account. This is a tiered charge based on your Accumulated Value at the time the charge is deducted.

	Current M&E Charge		Maximum M&E Charge
	For Contract Years:
Subaccount Accumulated Value	0 to 10	More than 10 years	0 to 10	More than 10 years
• 0 up to $25,000	0.95%	0.70%	1.10%	0.90%
(monthly)	(0.07882)	(0.05815)	(0.09121)	(0.07469)
• Next $75,000	0.75	0.50	1.00	0.80
(monthly)	(0.06229)	(0.04157)	(0.08295)	(0.06642)
• $100,000 and above	0.55	0.30	0.90	0.70
(monthly)	(0.04572)	(0.02497)	(0.07469)	(0.05815)

Example:

Jane Lutheran has a four-year old Contract with an Accumulated Value of $200,000 on the day the monthly deductions are taken. She has $32,000 in the Fixed Account and the remainder in four different Subaccounts of $42,000 each. The Mortality and Expense charge applies only to the Subaccounts, so the amount on which the charge is based is $168,000 (4 x $42,000). The charge will be broken down as follows:

Total Subaccount Accumulated Value to include	Monthly Percent Charge	Monthly Mortality and Expense Charge
$25,000	0.07882%	$19.71
$75,000	0.06229%	$46.72
$68,000	0.04572%	$31.09

$168,000	Total	$97.52

The $97.52 is the monthly charge and will be taken from the Subaccounts according to their weighting as compared with the overall Subaccount value. In this case, since all four Subaccounts have the same value, 25% of the charge is $24.38 and will be taken from each Subaccount.

Administrative Charge

We deduct a charge to cover administrative costs. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured. For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct a monthly cost for those benefits from the Accumulated Value . Benefits include guaranteed increase option, disability waivers, applicant waiver and accidental death, term insurance rider, child term rider and spouse term insurance rider.

CHARGES AND DEDUCTIONS

Fund Charges

The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. Fees range from 0.37% to 1.19% of the average annual daily net asset value. For more information on these fees and expenses, refer to the Fund prospectus and Fee Tables above.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion provides a general description of federal income tax considerations relating to the Contract. The discussion is based on current provisions of the Internal Revenue Code as currently interpreted. There is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We do not intend this as tax advice. The discussion is not exhaustive. Federal estate, gift and generation skipping and state and local estate, inheritance, income and other tax consequences of ownership or receipt of Contract proceeds are not discussed in this prospectus and depend on the circumstances of each Contract owner and/or beneficiary.

The ultimate effect of federal income taxes on values under the Contract and on the economic benefit to you or the beneficiary depends upon the Contract’s tax status, the terms of the Contract and your individual circumstances. Because of the complexity of the law and its unique application to every individual, you may need tax advice if you are contemplating purchase of a Contract or the exercise of options under a Contract. You should consult a tax advisor for complete information on the tax treatment of the Contract, for the tax treatment under the laws of your state, and for any information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

Variable Account Tax Status

Both investment income and realized capital gains of the Variable Account (i.e., income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, we reserve the right to make a deduction for taxes, should they be imposed with respect to such items in the future.

Life Insurance Qualification

Section 7702 of the Internal Revenue Code includes a definition of a life insurance Contract for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, we believe that the Contract meets the statutory definition of life insurance. If a Contract were determined not to qualify as life insurance, the Contract would not provide the tax advantages normally provided by life insurance. If it is subsequently determined that a Contract does not satisfy the

FEDERAL TAX MATTERS

applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied, (a) death benefits paid under the Contract should generally be excluded from the gross income of the Beneficiary for federal income tax purposes under Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the Accumulated Value under a Contract, including increments thereof, prior to actual receipt.

We intend to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserve the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected Contract Owners and will be made only after advance written notice.

Tax Treatment of the Contract

Your Contract may not qualify as life insurance after the Contract Anniversary on which the Insured attains age 100 and may be subject to tax consequences. We recommend that you receive counsel from your tax adviser. We will not be responsible for any adverse tax consequences resulting from the Contract being in effect after the Contract Anniversary on which the Insured attains age 100.

Distributions

If you surrender your Contract, the amount you receive is subject to tax as ordinary income to the extent that the amount exceeds the “investment in the Contract,” which is generally the total of premiums and other consideration paid for the Contract, less all amounts received under the Contract to the extent those amounts were excludible from gross income.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

♦	exchange of a Contract for a life insurance, endowment or annuity Contract;

♦	change in the Death Benefit Option;

♦	policy loan;

♦	partial surrender;

♦	surrender;

♦	change in the ownership of a Contract;

♦	assignment of a Contract;

♦	payment of a large premium;

♦	changes in the Contract’s benefits or terms;

♦	continuation of a Contract beyond the Contract Anniversary on which the Insured attains age 100.

This list is not exhaustive. Other transactions with respect to the Contract may also have federal income or other tax consequences.

Modified Endowment Contracts

A modified endowment Contract (MEC) is a class of life insurance Contract created under the Internal Revenue Code. The flexible premium life insurance Contract may become classified as a MEC if it fails the Internal Revenue Code’s 7-Pay Premium Test. The Contract will fail the 7-Pay Premium Test if at any time during the first seven years of the Contract, your cumulative premiums exceed the cumulative 7-Pay premiums up to that time. The 7-pay premium is generally the theoretical level annual premium that would have to be paid during the first seven Contract Years (or during the first seven years after a “material change” such as an increase in benefits) to keep the Contract in force until its maturity date with no further premiums after the seven-year period.

FEDERAL TAX MATTERS

The following is an example of a 7-Pay Premium comparison:

Year	Premium Paid	Cumulative Premium		7-Pay Premium	Cumulative 7-Pay Premium
1	1500	1500		1500	1500
2	1000	2500		1500	3000
3	1000	3500		1500	4500
4	1000	4500		1500	6000
5	2500	7000		1500	7500
6	2500	9500	**	1500	9000	**(MEC)
7	1000	10500		1500	10500

** In this example, the Contract becomes a MEC in year six. The cumulative premiums paid exceed the cumulative 7-Pay premiums.

Certain changes in the terms of a Contract, including a reduction in life insurance benefits, will require a Contract to be retested to determine whether the change has caused the Contract to become a MEC. Reducing your death benefits or additional benefits during a 7-Pay testing period results in a lower 7-Pay premium based on the lower benefit level. The lower 7-Pay premium is retroactive to the start of the 7-Pay testing period. The cumulative premium payments that you may have already made during the 7-Pay testing period could exceed the cumulative 7-Pay premiums at the new lower level and your Contract would then be classified as a MEC.

In addition, if a “material change” occurs at any time while the Contract is in force, a new 7-Pay Premium Test period will start and the Contract will need to be retested to determine whether it continues to meet the 7-pay test. A “material change” generally includes life insurance contract exchanges, changes in the terms of the contract, and increases in benefits. However, increases attributable to premiums necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes. If a Contract fails to meet the 7-Pay Premium Test, it is classified a MEC. A life insurance contract that is received in exchange for a MEC will also be considered a MEC.

If a Contract fails the 7-Pay Premium Test due to a premium payment in a current year, the MEC status may be remedied by the return of a portion of the premium with interest within 60 days of the end of the Contract Year. Otherwise, the Contract will remain a MEC for the life of the Contract. Please note that MECs do not have to be corrected but you may be subject to adverse tax consequences if the status is not remedied (see the details that follow).

We will notify you if the Contract becomes a MEC. When determining the amount includable in your gross income, all MECs purchased from us during any calendar year are treated as one MEC.

A MEC is subject to different pre-death distribution tax rules than those of other non-MEC life insurance Contracts. If a Contract is a MEC, any distribution from the Contract will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay accrued loan interest) or any collateral assignment or pledge to secure a loan or a withdrawal (including full or partial surrender). Distributions will be taxed as part of the Owner’s current gross income until all of the Contract earnings have been taxed. If a Contract becomes a MEC, distributions that occur during the Contract year it becomes a MEC and any subsequent Contract year will be taxed as described in this section. In addition, distributions from a Contract within two years before it becomes a MEC will be subject to tax in this manner. This means a distribution made from a Contract that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and a penalty tax may also apply.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older; (ii) in the case of a disability (as defined in the Internal Revenue Code); or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer

FEDERAL TAX MATTERS

or the joint lives (or joint life expectancies of the taxpayer and his or her beneficiaries). The exceptions generally do not apply to life insurance contracts owned by corporations or other entities. If a Contract terminates while there is a Contract loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

It is important to be aware that events such as increasing or decreasing the terms or benefits of your Contract can cause your Contract to be classified as a MEC.

Pre-Death Distributions on Non-MEC Contracts

The taxation of pre-death distributions depends on whether your Contract is considered a MEC as discussed above.

As a general rule, upon surrender, you will be taxed on the excess of Cash Surrender Value plus unpaid Contract loans and interest over premiums paid less any untaxed partial surrenders.

Partial withdrawals are generally only taxable to the extent the partial surrender exceeds total premiums paid less prior untaxed partial surrenders. However, certain distributions that enable a Contract to continue to qualify as a life insurance Contract for federal income tax purposes, if Contract benefits are reduced during the first 15 Contract Years, may be treated in whole or in part as ordinary income subject to tax, including distributions made within two years prior to the reduction in benefits.

Generally, loans received under the Contract are not treated as subject to tax when taken. If a loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding indebtedness will be considered part of the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals are considered nondeductible “personal interest.”

Diversification Requirements

Section 817(h) of the Internal Revenue Code requires that the investments of the Variable Account are “adequately diversified” in order for the Contract to be treated as a life insurance Contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios of the Fund, will satisfy these diversification requirements.

In certain situations, Owners of variable life insurance Contracts have also been considered, for federal income tax purposes, to be the Owners of the assets of the Variable Account supporting their Contracts due to their ability to exercise investment control over assets. Where this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features such as the flexibility of an Owner to allocate premiums and transfer Contract accumulation values have not been explicitly addressed in published rulings. While we believe that this Contract does not give Owners investment control over Variable Account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the Variable Account assets supporting the Contract.

The Contract can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

ADDITIONAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly costs for these riders from Accumulated Value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial associate can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This benefit generally provides an additional death benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental death benefits, you may choose the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental death benefit payable would be in addition to your basic death benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.

Disability Waivers

You may choose one of two different disability waivers. Waiver of monthly deductions provides that, in the event of your qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The charge for this rider is a percentage based on attained age multiplied by the amount of each monthly deduction.

Waiver of selected amount credits the amount selected at issue. The charge for this rider is a percentage based on attained age multiplied by the selected amount.

Applicant Waiver of Selected Amount

This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract if the applicant becomes disabled (as described above) or dies. Amounts will be credited until the earliest of the Insured’s attained age 21, age 65 of the applicant or, if applicable, the date total disability ends. The charge for this benefit is a percentage based on attained age of the applicant and Issue Age of the Insured multiplied by the selected amount.

Guaranteed Increase Option

Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount.

Child Term Life Insurance

This rider generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the Contract Anniversary following the child’s 25th birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child’s 25th birthday. Beginning on the rider anniversary on or after the covered child’s 21st birthday, the child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.

This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within 6 months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.

Term Life Insurance and Spouse Term Life Insurance

These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on

ADDITIONAL BENEFITS AND RIDERS

the life of the spouse of the Insured for up to 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.

Cost of Living Adjustment Benefit

This benefit annually adjusts the Face Amount of the Contract and, if elected, your premium payments to keep pace with the Consumers’ Price Index. The maximum increase is the lesser of 10% of the Face Amount or $50,000. As a result of increasing the Face Amount, monthly deductions will increase. Furthermore, a new schedule of decrease charges will apply to any resulting increase in Face Amount. Any resulting increase to the Face Amount will also require a new Death Benefit Guarantee Premium amount to be determined. There is no separate charge to implement this benefit, however, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of the Insured’s age 65, 20 Contract Years or at the time the initial Face Amount doubles.

HYPOTHETICAL ILLUSTRATIONS

The following tables illustrate how the death benefits, Accumulated Values, and Cash Surrender Values of a hypothetical Contract could vary over an extended period. They are “hypothetical” because they are based upon several assumptions about investment returns and Contract Owner characteristics. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 6%, and 10%.

All of the Contracts illustrated include the following:

♦	Male;

♦	Preferred Class

♦	Non-tobacco;

♦	Age 40; and

♦	$150,000 Face Amount.

The six illustrations vary correspondingly as follows:

	Type of Death Benefit	Gross Annual Rate of Return
1	Level	0%
2	Variable	0%
3	Level	6%
4	Variable	6%
5	Level	10%
6	Variable	10%

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages during these Contract Years. The illustrations assume no Contract loans or partial surrenders have been taken. The amounts would differ if unisex rates were used.

Gross and net returns are shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the Portfolios before any reduction is made for Contract, management fees and other expenses. The net return reflects the average total annual Portfolio expenses (before any applicable waivers and reimbursements) of 0.67%. Assuming current charges, gross returns of 0%, 6% and 10% are equivalent to net returns of -0.67%, 5.33% and 9.33% respectively.

All premiums are illustrated as if they were made at the beginning of the year.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the Contract. The amounts shown at the end of each Contract Year reflect a daily management

HYPOTHETICAL ILLUSTRATIONS

fee and other expenses equivalent to an annual rate of 0.67% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average management fee plus other expenses applicable to the Portfolios in which the Subaccounts invest. This rate assumes that the Accumulated Value is allocated equally among the Subaccounts and is based on the 2003 expenses for existing Portfolios and anticipated expenses for new portfolios. Expenses may vary by Portfolio and are subject to agreements by the sponsor to waive or otherwise reimburse certain Portfolios for operating expenses that exceed certain limits. There can be no assurance that such expense reimbursement arrangements will continue in the future. The rate used in the illustrations reflects Portfolio expenses prior to any such waivers and reimbursements. Values illustrated would be higher if these reimbursements had been taken into account. The actual charge under a Contract for Portfolio expenses will depend on the actual allocation of the Accumulated Value.

The illustrations also assume the deduction of administrative, sales and mortality and expense risk charges. The illustrations reflect the fact that we do not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, Accumulated Values and Cash Surrender Values shown.

The following table outlines the current and maximum annual mortality and expense risk charge that is assessed based on the Accumulated Value of all of the Subaccounts on the date the charge is deducted. No mortality and risk expense charges are deducted from the Fixed Account.

	Current M&E Charge		Maximum M&E Charge
	For Contract Years:
Subaccount Accumulated Value	0 to 10	More than 10 years	0 to 10	More than 10 years
• 0 up to $25,000	0.95%	0.70%	1.10%	0.90%
(monthly)	(0.07882)	(0.05815)	(0.09121)	(0.07469)
• Next $75,000	0.75	0.50	1.00	0.80
(monthly)	(0.06229)	(0.04157)	(0.08295)	(0.06642)
• $100,000 and above	0.55	0.30	0.90	0.70
(monthly)	(0.04572)	(0.02497)	(0.07469)	(0.05815)

If you request, we will furnish a free personalized illustration reflecting the proposed Insured’s age, gender, risk class, Face Amount, Death Benefit Option, and premium amount you have requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ substantially from those shown in the following tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all assumptions on which the personalized illustration is based.

If you are considering the purchase of a variable life insurance Contract from another insurance company, you should not rely upon these tables for comparison purposes. We will furnish, upon request, a comparable illustration based on the proposed Insured Issue Age, risk class, gender, Face Amount, Death Benefit Option and premium amount requested.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 0% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$150,000
Sex:	Male
Annual Premiums:	$2,000

End of Contract Year	Age	0% (-0.67% net) Hypothetical Rate of Return & Maximum Charges				0% (-0.67% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$2,000	$150,000	$1,425	$0	$2,000	$150,000	$1,427	$0
2	42	$2,000	$150,000	$2,793	$585	$2,000	$150,000	$2,813	$605
3	43	$2,000	$150,000	$4,124	$1,916	$2,000	$150,000	$4,159	$1,951
4	44	$2,000	$150,000	$5,401	$3,193	$2,000	$150,000	$5,469	$3,261
5	45	$2,000	$150,000	$6,625	$4,417	$2,000	$150,000	$6,749	$4,541
6	46	$2,000	$150,000	$7,797	$5,958	$2,000	$150,000	$8,000	$6,161
7	47	$2,000	$150,000	$8,903	$7,431	$2,000	$150,000	$9,225	$7,754
8	48	$2,000	$150,000	$9,960	$8,856	$2,000	$150,000	$10,426	$9,322
9	49	$2,000	$150,000	$10,953	$10,217	$2,000	$150,000	$11,604	$10,867
10	50	$2,000	$150,000	$11,884	$11,517	$2,000	$150,000	$12,757	$12,390
15	55	$2,000	$150,000	$15,529	$15,529	$2,000	$150,000	$18,357	$18,357
20	60	$2,000	$150,000	$16,532	$16,532	$2,000	$150,000	$23,165	$23,165
25	65	$2,000	$150,000	$13,265	$13,265	$2,000	$150,000	$25,696	$25,696
30	70	$2,000	$150,000	$2,290	$2,290	$2,000	$150,000	$24,337	$24,337
60	100	$0	$0	$0	$0	$0	$0	$0	$0

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 0% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$150,000
Sex:	Male
Annual Premiums:	$2,000

End of Contract Year	Age	0% (-0.67% net) Hypothetical Rate of Return & Maximum Charges				0% (-0.67% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$2,000	$151,421	$1,421	$0	$2,000	$151,423	$1,423	$0
2	42	$2,000	$152,782	$2,782	$574	$2,000	$152,802	$2,802	$594
3	43	$2,000	$154,101	$4,101	$1,893	$2,000	$154,137	$4,137	$1,929
4	44	$2,000	$155,362	$5,362	$3,154	$2,000	$155,432	$5,432	$3,224
5	45	$2,000	$156,565	$6,565	$4,357	$2,000	$156,693	$6,693	$4,485
6	46	$2,000	$157,712	$7,712	$5,873	$2,000	$157,921	$7,921	$6,082
7	47	$2,000	$158,784	$8,784	$7,313	$2,000	$159,120	$9,120	$7,648
8	48	$2,000	$159,803	$9,803	$8,699	$2,000	$160,290	$10,290	$9,186
9	49	$2,000	$160,750	$10,750	$10,014	$2,000	$161,434	$11,434	$10,697
10	50	$2,000	$161,628	$11,628	$11,260	$2,000	$162,549	$12,549	$12,182
15	55	$2,000	$164,846	$14,846	$14,846	$2,000	$167,894	$17,894	$17,894
20	60	$2,000	$165,067	$15,067	$15,067	$2,000	$172,290	$22,290	$22,290
25	65	$2,000	$160,628	$10,628	$10,628	$2,000	$173,927	$23,927	$23,927
30	70	$0	$0	$0	$0	$2,000	$170,910	$20,910	$20,910
60	100	$0	$0	$0	$0	$0	$0	$0	$0

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONs

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 6% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$150,000
Sex:	Male
Annual Premiums:	$2,000

End of Contract Year	Age	6% (5.33% net) Hypothetical Rate of Return & Maximum Charges				6% (5.33% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumu- lated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumu- lated Value	Cash Surr Value
1	41	$2,000	$150,000	$1,523	$0	$2,000	$150,000	$1,526	$0
2	42	$2,000	$150,000	$3,079	$871	$2,000	$150,000	$3,100	$892
3	43	$2,000	$150,000	$4,685	$2,477	$2,000	$150,000	$4,724	$2,516
4	44	$2,000	$150,000	$6,328	$4,120	$2,000	$150,000	$6,405	$4,197
5	45	$2,000	$150,000	$8,010	$5,802	$2,000	$150,000	$8,151	$5,943
6	46	$2,000	$150,000	$9,734	$7,895	$2,000	$150,000	$9,964	$8,125
7	47	$2,000	$150,000	$11,484	$10,013	$2,000	$150,000	$11,854	$10,382
8	48	$2,000	$150,000	$13,281	$12,177	$2,000	$150,000	$13,822	$12,718
9	49	$2,000	$150,000	$15,111	$14,374	$2,000	$150,000	$15,874	$15,138
10	50	$2,000	$150,000	$16,977	$16,609	$2,000	$150,000	$18,014	$17,646
15	55	$2,000	$150,000	$26,941	$26,941	$2,000	$150,000	$30,513	$30,513
20	60	$2,000	$150,000	$37,217	$37,217	$2,000	$150,000	$46,071	$46,071
25	65	$2,000	$150,000	$46,783	$46,783	$2,000	$150,000	$64,403	$64,403
30	70	$2,000	$150,000	$53,496	$53,496	$2,000	$150,000	$85,823	$85,823
60	100	$0	$0	$0	$0	$2,000	$415,462	$415,462	$415,462

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONs

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 6% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$150,000
Sex:	Male
Annual Premiums:	$2,000

End of Contract Year	Age	6% (5.33% net) Hypothetical Rate of Return & Maximum Charges				6% (5.33% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumu- lated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumu- lated Value	Cash Surr Value
1	41	$2,000	$151,519	$1,519	$0	$2,000	$151,522	$1,522	$0
2	42	$2,000	$153,066	$3,066	$858	$2,000	$153,088	$3,088	$880
3	43	$2,000	$154,659	$4,659	$2,451	$2,000	$154,698	$4,698	$2,490
4	44	$2,000	$156,282	$6,282	$4,074	$2,000	$156,360	$6,360	$4,152
5	45	$2,000	$157,936	$7,936	$5,728	$2,000	$158,080	$8,080	$5,872
6	46	$2,000	$159,623	$9,623	$7,784	$2,000	$159,862	$9,862	$8,023
7	47	$2,000	$161,325	$11,325	$9,853	$2,000	$161,711	$11,711	$10,239
8	48	$2,000	$163,061	$13,061	$11,957	$2,000	$163,631	$13,631	$12,527
9	49	$2,000	$164,815	$14,815	$14,079	$2,000	$165,626	$15,626	$14,889
10	50	$2,000	$166,587	$16,587	$16,220	$2,000	$167,697	$17,697	$17,330
15	55	$2,000	$175,670	$25,670	$25,670	$2,000	$179,648	$29,648	$29,648
20	60	$2,000	$183,796	$33,796	$33,796	$2,000	$194,068	$44,068	$44,068
25	65	$2,000	$188,583	$38,583	$38,583	$2,000	$209,493	$59,493	$59,493
30	70	$2,000	$185,463	$35,463	$35,463	$2,000	$223,736	$73,736	$73,736
60	100	$0	$0	$0	$0	$0	$0	$0	$0

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONs

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 10% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$150,000
Sex:	Male
Annual Premiums:	$2,000

End of Con- tract Year	Age	10% (9.33% net) Hypothetical Rate of Return & Maximum Charges				10% (9.33% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$2,000	$150,000	$1,589	$0	$2,000	$150,000	$1,592	$0
2	42	$2,000	$150,000	$3,276	$1,068	$2,000	$150,000	$3,298	$1,090
3	43	$2,000	$150,000	$5,086	$2,878	$2,000	$150,000	$5,127	$2,919
4	44	$2,000	$150,000	$7,013	$4,805	$2,000	$150,000	$7,095	$4,887
5	45	$2,000	$150,000	$9,067	$6,859	$2,000	$150,000	$9,219	$7,011
6	46	$2,000	$150,000	$11,261	$9,422	$2,000	$150,000	$11,512	$9,673
7	47	$2,000	$150,000	$13,590	$12,118	$2,000	$150,000	$13,995	$12,524
8	48	$2,000	$150,000	$16,084	$14,980	$2,000	$150,000	$16,683	$15,579
9	49	$2,000	$150,000	$18,742	$18,006	$2,000	$150,000	$19,595	$18,859
10	50	$2,000	$150,000	$21,581	$21,214	$2,000	$150,000	$22,751	$22,383
15	55	$2,000	$150,000	$39,311	$39,311	$2,000	$150,000	$43,564	$43,564
20	60	$2,000	$150,000	$64,446	$64,446	$2,000	$150,000	$75,377	$75,377
25	65	$2,000	$150,000	$101,417	$101,417	$2,000	$151,184	$123,921	$123,921
30	70	$2,000	$184,319	$158,896	$158,896	$2,000	$230,228	$198,472	$198,472
60	100	$2,000	$1,822,573	$1,822,573	$1,822,573	$2,000	$2,605,899	$2,605,899	$2,605,899

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONs

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 10% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$150,000
Sex:	Male
Annual Premiums:	$2,000

End of Contract Year	Age	10% (9.33% net) Hypothetical Rate of Return & Maximum Charges				10% (9.33% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumu- lated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumu- lated Value	Cash Surr Value
1	41	$2,000	$151,585	$1,585	$0	$2,000	$151,588	$1,588	$0
2	42	$2,000	$153,262	$3,262	$1,054	$2,000	$153,285	$3,285	$1,077
3	43	$2,000	$155,057	$5,057	$2,849	$2,000	$155,099	$5,099	$2,891
4	44	$2,000	$156,961	$6,961	$4,753	$2,000	$157,045	$7,045	$4,837
5	45	$2,000	$158,982	$8,982	$6,774	$2,000	$159,138	$9,138	$6,930
6	46	$2,000	$161,130	$11,130	$9,291	$2,000	$161,391	$11,391	$9,552
7	47	$2,000	$163,396	$13,396	$11,925	$2,000	$163,822	$13,822	$12,350
8	48	$2,000	$165,810	$15,810	$14,706	$2,000	$166,445	$16,445	$15,341
9	49	$2,000	$168,364	$18,364	$17,627	$2,000	$169,277	$19,277	$18,540
10	50	$2,000	$171,069	$21,069	$20,701	$2,000	$172,334	$22,334	$21,966
15	55	$2,000	$187,384	$37,384	$37,384	$2,000	$192,249	$42,249	$42,249
20	60	$2,000	$208,393	$58,393	$58,393	$2,000	$221,865	$71,865	$71,865
25	65	$2,000	$234,088	$84,088	$84,088	$2,000	$263,961	$113,961	$113,961
30	70	$2,000	$262,722	$112,722	$112,722	$2,000	$322,803	$172,803	$172,803
60	100	$0	$0	$0	$0	$2,000	$1,197,265	$1,047,265	$1,047,265

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Thrivent Financial (f/k/a Lutheran Brotherhood and Aid Association for Lutherans) has been named in civil litigation proceedings relating to life insurance sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. A resolution of such litigation has been reached that is pending final approval by the court. In the opinion of our management, the pending resolution will not have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the statement of additional information.

GLOSSARY

Accumulated Value: The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Account, the DCA Fixed Account and the Loan Account.

Accumulation Unit: A unit of measure used to calculate the Accumulated Value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Automatic Asset Rebalancing: An elective feature of the Contract that provides an automatic rebalancing of Accumulated Values of Subaccounts in accordance with your previously established rebalancing percentages.

Beneficiary: The person(s) named by the Contract Owner to receive the death Proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value: The Accumulated Value of the Contract less any applicable decrease charges and outstanding loan balances and any deferred monthly deductions.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Contract: The flexible premium variable life insurance Contract offered by us, (Thrivent Financial) and described in this prospectus. The Contract consists of the Contract, any additional riders or benefits, amendments, endorsements, the application and the articles of incorporation and bylaws.

Contract Anniversary: The same date in each succeeding year as the Issue Date.

Contract Date: The later of the Issue Date or the date we receive in Good Order the first premium payment at our Service Center.

Contract Year: The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.

DCA Fixed Account: You establish this account only when you set up the Dollar Cost Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the DCA Fixed Account is credited with an interest rate that is determined when the payment is received. It is not a Subaccount. The DCA Fixed Account is part of our general account, which includes all of our assets other than those in any Variable Account. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Surrender Value is not adequate to cover the current monthly deductions. There are two levels of Death Benefit Guarantees available: basic and enhanced. You must meet the premium requirements for one or both of the Death Benefit Guarantees for the Contract to remain in force in the event your Cash Surrender Value is not adequate.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep the Death Benefit Guarantees in effect. Different combinations of age, gender, risk class, Face Amount, Death Benefit Option and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option: Either of the two methods used to determine the death benefit.

Death Proceeds: The amount paid upon the death of the Insured.

Dollar Cost Averaging: An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.

GLOSSARY

Face Amount: The amount of life insurance for which we issued the Contract. The Face Amount of your Contract may change, as described in your Contract.

Fixed Account: The Fixed Account credits an interest rate. The Fixed Account is part of our general account, which includes all of our assets other than those in any Variable Account. The Fixed Account is not a Subaccount.

Free Look Period: The period of time in which you have the right to cancel your Contract without a decrease charge (in most states, within 10 days of issue).

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

Good Order: Any request that is made upon the appropriate, fully completed and executed Thrivent Financial form received at our Service Center in Appleton, Wisconsin.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the Insured as of his or her last birthday on the Issue Date.

Issue Date: Issue Date is the date coverage begins under the Contract and the date we issue the Contract. We will issue the Contract when the application is in Good Order and approved by us.

Loan Account: If there is a loan against the Contract, we set up a Loan Account for you. The Loan Account is equal to the amount transferred from any Subaccount, Fixed Account and/or any DCA Fixed Account to secure the loan plus any interest credited.

Monthly Deduction Date: The date each month on which we deduct charges from Accumulated Value. These monthly deductions occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 5% charge is taken for sales expenses.

Operations Center: Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Owner: The person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Financial associate: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management: Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

GLOSSARY

Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our general account.

we, us, our: Thrivent Financial.

Written Request: A Written Request or notice signed by the Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us.

you, your: The Owner of the Contract.

STATEMENT OF ADDITIONAL INFORMATION

Thrivent Financial for Lutherans and the Variable Account

Additional Information about Operation of Contracts and Registrant

Entire Contract

Beneficiaries

Assignment of Ownership

Successor Owners

Rights we Reserve

Basis of Computations

Reports to Contract Owners

Incontestability

Statements in the Application

Misstatement of Age or Gender

Suicide Exclusion

Premiums

Principal Underwriter

Standard and Poor’s Disclaimer

Independent Registered Public Accounting Firm and Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI appears on the last page of this prospectus. The prospectus and the SAI are available upon request. You can get these documents and more information about the Contract and the Fund free by the following means:

Written Request:

Thrivent Financial for Lutherans

Insurance Interaction Center

4321 North Ballard Road

Appleton, WI 54919-0001

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s death benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I

SEC file number: 811-08289

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans TM Thrivent Investment Management TM

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

21232PR R4-05

Contract Form V-VQ-VUL(03)

THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information

Dated April 29, 2005

Flexible Premium Variable Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Operations Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (SAI) contains additional information about the flexible premium variable life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 29, 2005. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Operations Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, its name was Aid Association for Lutherans.

Thrivent Variable Life Account I (the “Variable Account’) is a separate account of ours, which was established on May 8, 1997. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract consists of:

•	the contract including any attached riders, endorsements or amendments;

•	the application attached to the contract, including any applications for increase in the face amount; and

•	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the contract.

Beneficiaries

The beneficiary is the person, entity or organization you name to receive the death benefit after the insured’s death. You may name one or more beneficiaries to receive the death benefit. If no beneficiary has been named or the beneficiary does not survive the insured, the death benefit will be paid to you, the contact owner (if you are not the insured), otherwise to your estate (in accordance with applicable state law). Thrivent Financial’s bylaws list those eligible to be named beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death benefit in the following order to beneficiaries:

•	equally to the beneficiaries in the first class. If none are living, then;

•	equally to the beneficiaries in the second class. If none are living, then;

•	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the insured, we will consider the beneficiary to have died before the insured for purposes of paying the death benefit.

You may change beneficiaries by sending a written request to our service center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request, or the date we receive your written request in good order at our service center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the insured is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignment of Ownership

You may assign your contract by sending a written request, in good order, to our service center any time before the death of the insured. You may assign the contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary’s rights to the benefit. Any contract loan obtained before an assignment is recorded at our service center has priority over the assignment. To assign your contract as collateral for a loan, you must send a written request to our service center. We will provide you with a specific form to make any assignment requests. We must receive and approve any assignment request before it

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is effective. Once we approve it, the assignment is effective on the date you designated on your written request, or the date we receive it in good order at our service center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your contract, you should consider the tax implications. See “Federal Tax Matters” in the prospectus for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the contract.

Successor Owners

If you are the owner of the contract but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our service center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our service center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Rights We Reserve

We may have to reject a premium if applicable law mandates such action. We may also be required to block a contract owner’s account and thereby refuse any request for transfers, partial surrenders, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the contract. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include, but are not limited to:

•	operating the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

•	adding, deleting, combining or modifying subaccounts in the variable account;

•	restricting or eliminating any voting rights of contract owners or other persons who have voting rights as to the variable account;

•	adding, deleting or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law;

•	making any amendments to the contracts necessary for the contracts to comply with the provisions of the Code or any other applicable federal or state law; and

•	substituting the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the variable account provided that the substitution has been approved by the SEC.

Basis of Computations

Minimum guaranteed cash values for the fixed account are based on the Commissioner’s 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 3%. These values equal or exceed the minimum values required by law. We filed a detailed statement explaining the manner in which we calculate cash values with the insurance department of the state or district where we delivered this contract.

Reports to Contract Owners

At least once each contract year, we will send you a report concerning the status of your contract. There is no charge for this report.

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We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain contract transactions.

Upon request, we will send you an illustration of hypothetical values for the contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the contract after it has been in effect, during the lifetime of the insured, for two years from the issue date except for any provisions granting benefits in the event of total disability. We will not contest the validity of an increase in the face amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the contract for more details.

Statements in the Application

Statements made in the application will be treated as representations and not warranties. We will not use any statement to void the contract or to deny a claim unless it appears in the application.

Misstatement of Age or Gender

The values of the contract are based on the insured’s age and gender (in some states). If the date of birth or gender shown on the application is incorrect, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or gender (in some states).

Suicide Exclusion

Generally, if the insured commits suicide within two years of the date of issue, we will not pay a death benefit but will return all premiums paid less any partial surrenders or any loans and accrued interest on loans. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the face amount. If a suicide occurs within two years of the increase, only the cost of insurance for the amount of increase will be refunded.

PREMIUMS

If mandated under applicable law, we may be required to reject an initial premium. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, partial surrenders, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain large premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums; and

(4)	to refund any necessary cash value.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (“Thrivent Investment Management”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the contracts. Contracts are distributed by financial associates of Thrivent Investment Management. Thrivent Investment Management is a member of the National Association of Security Dealers, Inc. (NASD), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management’s fiscal year operates on a calendar year basis.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker-dealer firms to sell the contracts. In addition, we may retain other firms to serve as principal underwriters of the contracts. We offer the contracts in all states where it is authorized to do so.

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Thrivent Investment Management will pay the financial associates commissions and other distribution compensation on the sale of the contracts. This will not result in any charge to you in addition to the charges already described in this prospectus. Thrivent Investment Management pays financial associates a commission of up to 60% of target premium in the first year, up to 20% of the target premium in year two and up to 10% of target premium in year three. In addition to direct compensation, financial associates may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of the variable account.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.

2002	2003	2004
N/A	N/A	$4,337,506

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements of Thrivent Variable Life Account I (Series 2003) at December 31, 2004 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Thrivent Financial at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

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The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

6

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2004, 2003 and 2002

7

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2004 and 2003, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 31, 2005

8

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2004 and 2003

(in millions)

	2004	2003
Assets
Fixed maturity securities, at fair value	$30,844	$29,103
Equity securities, at fair value	990	1,316
Mortgage loans	6,010	5,817
Contract loans	1,247	1,256
Short-term investments	2,949	991
Amounts due from brokers	7	123
Other investments	502	619

Total investments	42,549	39,225

Cash and cash equivalents	1,203	1,751
Accrued investment income	378	368
Receivables	116	104
Deferred acquisition costs	1,922	1,808
Property and equipment, net	162	171
Other assets	16	37
Assets held in separate accounts	10,404	9,203

Total Assets	$56,750	$52,667

Liabilities
Future contract benefits	$11,941	$11,337
Contractholder funds	23,136	22,510
Unpaid claims and claim expenses	203	219
Amounts due to brokers	1,462	2,401
Collateral held for securities lending	2,289	—
Other liabilities	669	741
Liabilities related to separate accounts	10,404	9,191

Total Liabilities	50,104	46,399

Members’ Equity
Retained earnings	5,590	5,102
Accumulated other comprehensive income	1,056	1,166

Total Members’ Equity	6,646	6,268

Total Liabilities and Members’ Equity	$56,750	$52,667

The accompanying notes are an integral part of these consolidated financial statements.

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Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Revenues
Premiums	$1,217	$1,253	$1,311
Net investment income	2,194	2,144	2,161
Realized investment gains (losses), net	269	89	(324)
Contract charges	569	536	529
Other revenue	220	178	175

Total Revenues	4,469	4,200	3,852

Benefits and Expenses
Contract claims and other benefits	1,031	998	929
Increase in contract reserves	660	664	780
Interest credited	1,013	1,053	1,094
Dividends to members	251	281	323

Total benefits	2,955	2,996	3,126

Underwriting, acquisition and insurance expenses	653	665	629
Amortization of deferred acquisition costs	225	151	194
Fraternal benefits and expenses	148	136	195

Total expenses	1,026	952	1,018

Total Benefits and Expenses	3,981	3,948	4,144

Net Income (Loss)	$488	$252	$(292)

The accompanying notes are an integral part of these consolidated financial statements.

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Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of December 31, 2001	$5,142	$205	$5,347
Comprehensive Income:
Net (loss)	(292)	—	(292)
Other comprehensive income	—	600	600

Total comprehensive income			308

Balance as of December 31, 2002	4,850	805	5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268
Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	$5,590	$1,056	$6,646

The accompanying notes are an integral part of these consolidated financial statements.

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Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Operating Activities
Net income (loss)	$488	$252	$(292)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	588	534	809
Change in contractholder funds	(53)	360	443
Change in deferred acquisition costs	(16)	(114)	(25)
Realized investment (gains) losses, net	(269)	(89)	324
Changes in other assets and liabilities	99	140	34

Net Cash Provided by Operating Activities	837	1,083	1,293

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	12,363	9,581	8,321
Cost of fixed maturity securities acquired	(13,566)	(13,246)	(10,942)
Proceeds from sales of equity securities	1,572	918	957
Cost of equity securities acquired	(1,187)	(611)	(1,130)
Proceeds from mortgage loans sold, matured or repaid	770	962	620
Cost of mortgage loans acquired	(915)	(952)	(724)
Net sales (purchases) of fixed maturity securities under mortgage roll program	(614)	1,319	360
Contract loans repaid (issued), net	9	16	4
Purchases of short-term investments, net	(1,958)	(324)	(342)
Change in collateral held for securities lending	2,289	—	—
Other	(827)	192	723

Net Cash Used in Investing Activities	(2,064)	(2,145)	(2,153)

Financing Activities
Universal life and investment contract receipts	1,638	1,937	2,196
Universal life and investment contract withdrawals	(959)	(877)	(886)

Net Cash Provided by Financing Activities	679	1,060	1,310

Net Change in Cash and Cash Equivalents	(548)	(2)	450
Cash and Cash Equivalents, beginning of year	1,751	1,753	1,303

Cash and Cash Equivalents, end of year	$1,203	$1,751	$1,753

The accompanying notes are an integral part of these consolidated financial statements.

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Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2004

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial services through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Thrivent Financial’s fixed maturity securities portfolio is classified as available-for-sale and carried at fair value. Discounts or premiums on the securities are amortized over the term of the securities using the effective interest method.

Equity securities: Thrivent Financial’s equity securities portfolio is classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures and real estate. Real estate joint ventures and equity limited partnerships are valued on the equity basis. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

13

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Loaned securities: During 2004, Thrivent Financial revised its securities lending program under which securities are loaned to third parties. Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. In prior years the collateral was held by a third party and was not included in Thrivent Financial’s investment portfolio.

Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.3 billion and $2.2 billion in the mortgage roll program outstanding as of December 31, 2004 and 2003, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

14

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. Substantially all of the separate accounts of Thrivent Financial are non-guaranteed.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

15

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of 1,378 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense (benefit) recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2004, 2003 and 2002 totaled $17 million, $20 million and ($8) million, respectively. This tax expense (benefit) is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2004 and 2003 of $49 million and $43 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

16

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 (revised 2003), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

17

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed maturity securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2004

Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$(18)	$6,311
U.S. Treasury securities and non- loan-backed obligations of U.S. Government corporations and Agencies	1,206	19	(3)	1,222
Corporate and other bonds	17,512	1,102	(41)	18,573
Mortgage & asset-backed securities	4,694	66	(22)	4,738

Total fixed maturity securities	$29,686	$1,242	$(84)	$30,844

December 31, 2003

Loan-backed obligations of U.S. Government corporations and agencies	$6,335	$90	$(14)	$6,411
U.S. Treasury securities and non- loan-backed obligations of U.S. Government corporations and Agencies	927	21	(4)	944
Corporate and other bonds	16,193	1,237	(53)	17,377
Mortgage & asset-backed securities	4,287	113	(29)	4,371

Total fixed maturity securities	$27,742	$1,461	$(100)	$29,103

18

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	$2,194	$(13)	$722	$(5)	$2,916	$(18)
U.S. Treasury securities and non- loan-backed obligations of U.S. Government corporations and agencies	437	(3)	81	—	518	(3)
Corporate and other bonds	1,445	(21)	1,017	(20)	2,462	(41)
Mortgage & asset-backed securities	1,578	(12)	591	(10)	2,169	(22)

Fixed maturity securities	$5,654	$(49)	$2,411	$(35)	$8,065	$(84)

As of December 31, 2004, gross unrealized losses on fixed maturity securities totaled $84 million comprising 350 issuers. Of this amount, $35 million, comprised of 106 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its fixed maturity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2004 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$898	$914
Due after one year through five years	5,977	6,228
Due after five years through ten years	8,396	8,899
Due after ten years	3,447	3,754
Loan-backed obligations of U.S. Government Corporations and agencies	6,274	6,311
Mortgage and asset-backed securities	4,694	4,738

Total fixed maturity securities	$29,686	$30,844

19

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2004 and 2003 are summarized as follows (in millions):

	2004	2003
Cost	$822	$1,163
Gross unrealized gains	176	171
Gross unrealized losses	(8)	(18)

Fair Value	$990	$1,316

Included in the equities securities balances discussed above is approximately $42 million and $86 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2004 and 2003, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Equity securities	$58	$(6)	$16	$(2)	$74	$(8)

As of December 31, 2004, gross unrealized losses on equity securities totaled $8 million comprising 82 issuers. Of this amount, $2 million, comprised of 16 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its equity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

20

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2004 and 2003, were as follows (in millions):

	2004	2003
Commercial	$5,003	$4,892
Church	768	751
Non-commercial	269	209

	6,040	5,852

Allowance for credit losses	(30)	(35)

Total	$6,010	$5,817

Impaired mortgage loans:
With allowance for uncollectible loans	$23	$30
Without allowance for uncollectible loans	$—	$3
Allowance for credit losses on impaired mortgage loans	$1	$5
Average investment in impaired loans	$28	$47

The change in the allowance for credit losses for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

	2004	2003	2002
Allowance for credit losses, beginning of year	$35	$75	$82
Net reductions	(5)	(40)	(7)

Allowance for credit losses, end of year	$30	$35	$75

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $2 million, $3 million and $4 million during the years ended December 31, 2004, 2003 and 2002, respectively.

21

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2004 and 2003 were as follows (in millions):

	2004	2003
Geographic Region
South Atlantic	26%	28%
Pacific	22	21
East North Central	14	14
West North Central	11	11
Mountain	10	11
Other	17	15

Total	100%	100%

Property Type
Industrial	30%	31%
Office	18	19
Retail	18	16
Hotels/Motels	1	2
Apartments	8	8
Other	25	24

Total	100%	100%

Investment income

Investment income by type of investment for the years ended December 31, 2004, 2003 and 2002 is summarized as follows (in millions):

	2004	2003	2002
Fixed maturity securities	$1,588	$1,533	$1,535
Equity securities	42	36	29
Mortgage loans	434	459	445
Contract loans	87	88	87
Other invested assets	72	80	111

	2,223	2,196	2,207
Investment expenses	29	52	46

Net investment income	$2,194	$2,144	$2,161

22

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized investment gains and losses

Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002, were as follows (in millions):

	2004	2003	2002
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$304	$335	$204
Gross losses	(148)	(170)	(244)
Equity securities
Gross gains	166	87	99
Gross losses	(57)	(86)	(171)
Other	—	1	(3)

	265	167	(115)

Provisions for losses:
Fixed maturity securities	(1)	(56)	(132)
Equity securities	—	(62)	(84)
Mortgage loans	5	40	7

	4	(78)	(209)

Realized investment gains(losses), net	$269	$89	$(324)

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $11.6 billion, $4.5 billion and $5.1 billion for the years ended December 31, 2004, 2003 and 2002, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2004 and 2003 are shown below (in millions):

	2004	2003
Unrealized investment gains	$1,316	$1,518
Deferred acquisition cost adjustment	(233)	(331)
Deferred income tax adjustment	(4)	(3)
Minimum pension liability adjustment	(23)	(18)

Total	$1,056	$1,166

23

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2004, 2003 and 2002 are as follow (in millions):

	2004	2003	2002
Unrealized investment gains and losses arising during the period on securities available for sale	$62	$438	$481
Unrealized investment gains on fixed maturity securities transferred from held-to-maturity to available-for-sale	—	—	45
Reclassification adjustment for realized gains and losses included in net income	(264)	(48)	328
Change in deferred acquisition costs due to unrealized investment gains and losses	98	(29)	(236)
Change in deferred income taxes due to unrealized investment gains and losses	(1)	3	(3)
Minimum pension liability adjustment	(5)	(3)	(15)
Total other comprehensive income (loss)	$(110)	$361	$600

On January 1, 2002 Thrivent Financial transferred $1,757 million of its securities previously classified as ‘held-to-maturity’ to the available for sale category. The transfers were completed in conjunction with the January 1, 2002 merger of Lutheran Brotherhood with and into Aid Association for Lutherans, respectively. Following the transfer on January 1, 2002, Thrivent Financial had no remaining held-to-maturity securities.

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Balance at beginning of year	$2,139	$2,025	$2,000
Capitalization of acquisition costs	241	265	219
Acquisition costs amortized	(225)	(151)	(194)

	2,155	2,139	2,025

Adjustment for unrealized investment gains and losses	(233)	(331)	(302)

Balance at end of year	$1,922	$1,808	$1,723

24

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2004 and 2003 are as follows (in millions):

	2004	2003
Buildings	$140	$136
Furniture and equipment	238	212
Other	17	13

	395	361
Accumulated depreciation	(233)	(190)

Property and equipment, net	$162	$171

Depreciation expense for the years ended December 31, 2004, 2003 and 2002 was $44 million, $43 million and $39 million, respectively.

Note 5. Employee Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a date of December 31 to measure its benefit plan disclosures.

25

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	Retirement Plans			Other Plans
	2004	2003	2002	2004	2003	2002
Service cost	$19	$19	$19	$3	$3	$4
Interest cost	35	36	34	6	5	5
Expected return on plan assets	(44)	(43)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	1	(1)	(1)	1
Other	—	—	(1)	1	—	—

Periodic cost	$9	$11	$10	$9	$7	$10

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2004 and 2003 were as follows (in millions):

	Retirement Plans		Other Plans
	2004	2003	2004	2003
Change in benefit obligation:
Benefit obligation at beginning of year	$576	$524	$96	$75
Service cost	19	19	3	3
Interest cost	35	36	6	5
Actuarial loss	9	22	23	20
Benefits paid	(28)	(25)	(8)	(7)

Benefit obligation at end of year	611	576	120	96

Change in plan assets:
Fair value of plan assets at beginning of year	445	402	—	—
Actual return on plan assets	60	63	—	—
Employer contribution	38	5	7	7
Benefits paid	(28)	(25)	(7)	(7)

Fair value of plan assets at end of year	515	445	—	—

Funded status	(96)	(131)	(120)	(96)
Unrecognized net losses	98	104	54	33
Unrecognized prior service cost	(7)	(7)	(8)	(9)

	(5)	(34)	(74)	(72)

Additional minimum pension liability	(23)	(18)	—	—

Accrued pension liability at end of year	$(28)	$(52)	$(74)	$(72)

Accumulated benefit obligation	$543	$497	$120	$96

26

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

	Retirement Plans		Other Benefits
	2004	2003	2004		2003
Weighted average assumptions at end of year
Discount rate	5.75%	6.25%	5.75%		6.25%
Expected return on plan assets	8.75%	8.75%	n/a	%	n/a	%
Rate of compensation increase	3.25%	3.75%	n/a	%	n/a	%

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was ten percent in 2005 trending down to five percent in 2010. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2004 total service and interest cost by $2 million and the postretirement health care benefit obligation by $16 million. During December 2003, Congress passed legislation affecting prescription drug coverage. Thrivent Financial is currently reviewing its options under this legislation and its potential impact on its post-retirement benefit plan. Any adjustments to the accrued liability and expense for this change in prescription drug coverage will be recognized in 2005.

As of December 31, 2004 and 2003, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $23 million and $18 million at December 31, 2004 and 2003, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2005 - $35 million; 2006 - $33 million; 2007 - $35 million; 2008 - $36 million and 2009 - $37 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk. An annual analysis on the risk versus the return of the investment portfolio is conducted to justify the expected long-term rate of return assumption.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. Plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial as of December 31, 2003. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

27

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The weighted average asset allocations as of December 31, 2004 and 2003 were as follows:

	Pension Asset Allocation		Target Allocation
	2004	2003	2004	2003
Asset Category
Equity securities	61%	55%	60%	60%
Fixed income and other securities	39	45	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2005.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2004 and 2003, $135 million and $138 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2004, 2003 and 2002, Thrivent Financial contributed $24 million, $19 million and $17 million, respectively to these plans.

28

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31, 2004, 2003 and 2002 is summarized below (in millions):

	2004	2003	2002
Net balance at January 1	$339	$302	$260
Incurred related to:
Current year	221	170	172
Prior years	42	15	11

	263	185	183

Paid related to:
Current year	70	69	69
Prior years	92	79	72

	162	148	141

Net balance at December 31	$440	$339	$302

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Different than anticipated claims resulted in adjustments to liabilities in each year.

During 2004, Thrivent Financial updated its experience assumptions on its long-term care block of business and as a result increased its claim reserve liabilities by approximately $47 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

29

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Direct premiums	$1,247	$1,277	$1,331
Reinsurance ceded	(30)	(24)	(20)

Net premiums	$1,217	$1,253	$1,311

Direct contract charges	$575	$542	$535
Reinsurance ceded	(6)	(6)	(6)

Net contract charges	$569	$536	$529

Reinsurance recoveries	$6	$8	$7

Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2004 and 2003 were $83 million and $66 million, respectively.

Three reinsurance companies account for approximately 90% of the reinsurance recoverable at December 31, 2004. Thrivent Financial periodically evaluates the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

30

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2004 and 2003 are as follows (in millions):

	2004		2003
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,844	$30,844	$29,103	$29,103
Equity securities	990	990	1,316	1,316
Mortgage loans	6,010	6,365	5,817	6,149
Short-term investments	2,949	2,949	991	991
Cash and cash equivalents	1,203	1,203	1,751	1,751
Contract loans	1,247	1,247	1,256	1,256
Separate account assets	10,404	10,404	9,203	9,203

Financial Liabilities:
Deferred annuities	13,448	13,341	12,522	12,425
Separate account liabilities	10,404	10,404	9,191	9,191
Other	1,906	1,906	1,665	1,665

31

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit at market interest rates of $354 million and $558 million as of December 31, 2004 and 2003, respectively. Commitments to purchase other invested assets were $120 million and $86 million as of December 31, 2004 and 2003, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $6 million, $9 million and $7 million for the years ended December 31, 2004, 2003 and 2002, respectively. Future minimum aggregate rental commitments as of December 31, 2004 for operating leases were as follows: 2005 - $7 million; 2006 - $5 million; 2007 - $4 million; 2008 - $2 million and 2009 - $1 million.

32

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner’s (NAIC) adopted a revised Accounting Practices and Procedures Manual, which was adopted by the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed maturity securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

33

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 for Thrivent Financial is as follows (in millions):

	2004	2003
Admitted assets	$49,324	$45,297

Liabilities	46,264	42,448
Surplus	3,060	2,849

Total liabilities and surplus	$49,324	$45,297

	2004	2003	2002
Gain from operations before net realized capital gains and losses	$221	$85	$1
Net realized capital gains (losses)	106	(95)	(333)

Net income (loss)	327	(10)	(332)
Total other changes	(116)	215	(18)

Net change in unassigned surplus	$211	$205	$(350)

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

34

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (Series 2003) (the Account) (comprising, respectively, the Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2004, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the entity’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I (Series 2003) at December 31, 2004, and the results of their operations and changes in their net assets for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 31, 2005

35

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Assets and Liabilities

As of December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at value	$244,367	$208,635	$476,451	$529,043

Total Assets	244,367	208,635	476,451	529,043

Total Liabilities	—	—	—	—

Net Assets	$244,367	$208,635	$476,451	$529,043

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$244,367	$208,635	$476,451	$529,043

Net Assets	$244,367	$208,635	$476,451	$529,043

Accumulation units outstanding	23,306	18,742	38,971	43,745
Unit Value (accumulation)	$10.49	$11.13	$12.23	$12.09
Series funds, at cost	$225,162	$185,689	$424,287	$473,876
Series funds shares owned	33,564	16,925	28,772	35,903

As of December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccont
Assets:
Series funds, at value	$558,460	$690,111	$97,652	$381,073

Total Assets	558,460	690,111	97,652	381,073
Total Liabilities	—	—	—	—

Net Assets	$558,460	$690,111	$97,652	$381,073

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$558,460	$690,111	$97,652	$381,073

Net Assets	$558,460	$690,111	$97,652	$381,073

Accumulation units outstanding	45,738	61,972	8,389	32,505
Unit Value (accumulation)	$12.21	$11.14	$11.64	$11.72
Series funds, at cost	$490,736	$621,994	$87,955	$344,347
Series funds shares owned	28,996	47,369	10,248	32,691

As of December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Assets:
Series funds, at value	$608,209	$1,681,252	$173,545	$1,541,968

Total Assets	608,209	1,681,252	173,545	1,541,968

Total Liabilities	—	—	—	—

Net Assets	$608,209	$1,681,252	$173,545	$1,541,968

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$608,209	$1,681,252	$173,545	$1,541,968

Net Assets	$608,209	$1,681,252	$173,545	$1,541,968

Accumulation units outstanding	52,543	145,376	15,272	143,202
Unit Value (accumulation)	$11.58	$11.56	$11.36	$10.77
Series funds, at cost	$546,223	$1,494,432	$155,043	$1,436,932
Series funds shares owned	45,605	138,711	19,519	104,462

The accompanying notes are an integral part of these financial statements

36

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Assets and Liabilities

As of December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Assets:
Series funds, at value	$116,019	$444,248	$1,050,323	$1,227,225

Total Assets	116,019	444,248	1,050,323	1,227,225

Total Liabilities	—	—	—	—

Net Assets	$116,019	$444,248	$1,050,323	$1,227,225

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$116,019	$444,248	$1,050,323	$1,227,225

Net Assets	$116,019	$444,248	$1,050,323	$1,227,225

Accumulation units outstanding	10,787	40,405	92,032	113,116
Unit Value (accumulation)	$10.76	$10.99	$11.41	$10.85
Series funds, at cost	$109,389	$406,702	$957,238	$1,148,636
Series funds shares owned	11,877	39,642	94,324	132,213

As of December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Assets:
Series funds, at value	$1,069,980	$670,672	$508,797	$473,532

Total Assets	1,069,980	670,672	508,797	473,532
Total Liabilities	—	—	—	—

Net Assets	$1,069,980	$670,672	$508,797	$473,532

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$1,069,980	$670,672	$508,797	$473,532

Net Assets	$1,069,980	$670,672	$508,797	$473,532

Accumulation units outstanding	96,782	49,611	47,072	42,992
Unit Value (accumulation)	$11.06	$13.52	$10.81	$11.01
Series funds, at cost	$994,093	$556,923	$479,457	$464,184
Series funds shares owned	49,465	39,357	33,292	90,703

As of December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Assets:
Series funds, at value	$256,414	$542,950	$447,646	$969,621

Total Assets	256,414	542,950	447,646	969,621

Total Liabilities	—	—	—	—

Net Assets	$256,414	$542,950	$447,646	$969,621

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$256,414	$542,950	$447,646	$969,621

Net Assets	$256,414	$542,950	$447,646	$969,621

Accumulation units outstanding	23,738	51,838	43,079	95,160
Unit Value (accumulation)	$10.80	$10.47	$10.39	$10.19
Series funds, at cost	$250,432	$538,804	$445,001	$970,929
Series funds shares owned	37,715	53,088	42,566	96,065

The accompanying notes are an integral part of these financial statements

37

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Assets and Liabilities

As of December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at value	$163,782	$386,266

Total Assets	163,782	386,266

Total Liabilities	—	—

Net Assets	$163,782	$386,266

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$163,782	$386,266

Net Assets	$163,782	$386,266

Accumulation units outstanding	15,746	382,534
Unit Value (accumulation)	$10.40	$1.01
Series funds, at cost	$162,960	$386,266
Series funds shares owned	16,401	386,266

The accompanying notes are an integral part of these financial statements

38

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Operations

For year ended December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$—	$—

Net investment income(loss)	—	—	—	—
Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	(261)	353	540	(744)
Capital gain distributions	—	—	26	4
Change in unrealized appreciation(depreciation) of investments	19,206	22,946	52,164	55,166

Net gain(loss) on investments	18,945	23,299	52,730	54,426

Net increase(decrease) in net assets resulting from operations	$18,945	$23,299	$52,730	$54,426

For year ended December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccount
Dividends	$85	$—	$—	$—

Net investment income(loss)	85	—	—	—

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	231	(145)	2	44
Capital gain distributions	—	—	—	14
Change in unrealized appreciation(depreciation) of investments	67,725	68,116	9,697	36,726

Net gain(loss) on investments	67,956	67,971	9,699	36,784

Net increase(decrease) in net assets resulting from operations	$68,041	$67,971	$9,699	$36,784

For year ended December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Dividends	$—	$46	$—	$41

Net investment income(loss)	—	46	—	41

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	903	770	227	108
Capital gain distributions	12	—	—	—
Change in unrealized appreciation(depreciation) of investments	61,988	186,820	18,501	105,035

Net gain(loss) on investments	62,903	187,590	18,728	105,143

Net increase(decrease) in net assets resulting from operations	$62,903	$187,636	$18,728	$105,184

The accompanying notes are an integral part of these financial statements

39

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Operations

For year ended December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Dividends	$—	$—	$—	$—

Net investment income(loss)	—	—	—	—

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	(1,176)	1,506	1,078	(195)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation(depreciation) of investments	6,629	37,545	93,085	78,588

Net gain(loss) on investments	5,453	39,051	94,163	78,393

Net increase(decrease) in net assets resulting from operations	$5,453	$39,051	$94,163	$78,393

For year ended December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Dividends	$706	$—	$244	$12,796

Net investment income(loss)	706	—	244	12,796

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	(110)	683	256	56
Capital gain distributions	—	5	—	—
Change in unrealized appreciation(depreciation) of investments	75,888	113,750	29,338	9,347

Net gain(loss) on investments	75,778	114,438	29,594	9,403

Net increase(decrease) in net assets resulting from operations	$76,484	$114,438	$29,838	$22,199

For year ended December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Dividends	$7,026	$9,004	$7,745	$11,174

Net investment income(loss)	7,026	9,004	7,745	11,174

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	48	23	(33)	(86)
Capital gain distributions	—	—	2	1
Change in unrealized appreciation(depreciation) of investments	5,983	4,146	2,644	(1,309)

Net gain(loss) on investments	6,031	4,169	2,613	(1,394)

Net increase(decrease) in net assets resulting from operations	$13,057	$13,173	$10,358	$9,780

The accompanying notes are an integral part of these financial statements

40

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Operations

For year ended December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$2,759	$1,870

Net investment income(loss)	2,759	1,870

Net realized and unrealized gain(loss) on investments
Net realized gains(loss) on investments	3	—
Capital gain distributions	—	—
Change in unrealized appreciation(depreciation) of investments	822	—

Net gain(loss) on investments	825	—

Net increase(decrease) in net assets resulting from operations	$3,584	$1,870

The accompanying notes are an integral part of these financial statements

41

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets

For the year ended	Technology Subaccount 12/31/2004	Partner Small Cap Growth Subaccount 12/31/2004	Partner Small Cap Value Subaccount 12/31/2004	Small Cap Stock Subaccount 12/31/2004
Operations:
Net investment income(loss)	$—	$—	$—	$—
Net realized gains(loss) on investments	(261)	353	566	(740)
Change in net unrealized appreciation(depreciation) on investments	19,206	22,946	52,164	55,166

Net Change in Net Assets Resulting from Operations	18,945	23,299	52,730	54,426

Unit Transactions:
Proceeds from units issued	253,163	210,414	460,196	499,185
Death benefits	—	—	—	—
Surrenders and terminations	(382)	(217)	(561)	(698)
Policy loans	—	(3,311)	—	—
Cost of insurance and administrative charges	(27,299)	(20,345)	(43,197)	(40,553)
Transfers between subaccounts	946	(359)	8,922	18,344
Mortality and expense risk charges	(1,006)	(846)	(1,639)	(1,661)

Net Change in Net Assets from Unit Transactions	225,422	185,336	423,721	474,617

Net Change in Net Assets	244,367	208,635	476,451	529,043
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$244,367	$208,635	$476,451	$529,043

For the year ended	Small Cap Index Subaccount 12/31/2004	Mid Cap Growth Subaccount 12/31/2004	Mid Cap Growth II Subaccount 12/31/2004	Mid Cap Stock Subaccont 12/31/2004
Operations:
Net investment income(loss)	$85	$—	$—	$—
Net realized gains(loss) on investments	231	(145)	2	58
Change in net unrealized appreciation(depreciation) on investments	67,725	68,116	9,697	36,726

Net Change in Net Assets Resulting from Operations	68,041	67,971	9,699	36,784

Unit Transactions:
Proceeds from units issued	542,005	652,370	93,911	362,582
Death benefits	—	—	—	—
Surrenders and terminations	(949)	(2,111)	—	(211)
Policy loans	—	(3,703)	—	(412)
Cost of insurance and administrative charges	(47,008)	(61,682)	(10,302)	(26,438)
Transfers between subaccounts	(1,511)	39,695	4,730	9,968
Mortality and expense risk charges	(2,118)	(2,429)	(386)	(1,200)

Net Change in Net Assets from Unit Transactions	490,419	622,140	87,953	344,289

Net Change in Net Assets	558,460	690,111	97,652	381,073
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$558,460	$690,111	$97,652	$381,073

For the year ended	Mid Cap Index Subaccount 12/31/2004	Partner International Stock Subaccount 12/31/2004	Partner All Cap Subaccount 12/31/2004	Large Cap Growth Subaccount 12/31/2004
Operations:
Net investment income(loss)	$—	$46	$—	$41
Net realized gains(loss) on investments	915	770	227	108
Change in net unrealized appreciation(depreciation) on investments	61,988	186,820	18,501	105,035

Net Change in Net Assets Resulting from Operations	62,903	187,636	18,728	105,184

Unit Transactions:
Proceeds from units issued	589,387	1,432,693	166,009	1,498,152
Death benefits	—	—	—	—
Surrenders and terminations	(747)	(1,754)	(1)	(2,901)
Policy loans	—	(3,781)	(604)	(4,401)
Cost of insurance and administrative charges	(46,986)	(113,595)	(12,264)	(120,059)
Transfers between subaccounts	6,032	185,695	2,303	70,960
Mortality and expense risk charges	(2,380)	(5,642)	(626)	(4,967)

Net Change in Net Assets from Unit Transactions	545,306	1,493,616	154,817	1,436,784

Net Change in Net Assets	608,209	1,681,252	173,545	1,541,968
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$608,209	$1,681,252	$173,545	$1,541,968

The accompanying notes are an integral part of these financial statements

42

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets

For the year ended	Large Cap Growth II Subaccount 12/31/2004	Partner Growth Stock Subaccount 12/31/2004	Large Cap Value Subaccount 12/31/2004	Large Cap Stock Subaccount 12/31/2004
Operations:
Net investment income(loss)	$—	$—	$—	$—
Net realized gains(loss) on investments	(1,176)	1,506	1,078	(195)
Change in net unrealized appreciation(depreciation) on investments	6,629	37,545	93,085	78,588

Net Change in Net Assets Resulting from Operations	5,453	39,051	94,163	78,393

Unit Transactions:
Proceeds from units issued	107,245	411,024	1,006,287	1,214,415
Death benefits	—	—	—	—
Surrenders and terminations	—	(1,091)	(1,137)	(695)
Policy loans	(393)	(596)	(4,133)	—
Cost of insurance and administrative charges	(6,527)	(25,380)	(67,259)	(109,947)
Transfers between subaccounts	10,629	22,835	26,216	49,433
Mortality and expense risk charges	(388)	(1,595)	(3,814)	(4,374)

Net Change in Net Assets from Unit Transactions	110,566	405,197	956,160	1,148,832

Net Change in Net Assets	116,019	444,248	1,050,323	1,227,225
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$116,019	$444,248	$1,050,323	$1,227,225

For the year ended	Large Cap Index Subaccount 12/31/2004	Real Estate Securities Subaccount 12/31/2004	Balanced Subaccount 12/31/2004	High Yield Subaccount 12/31/2004
Operations:
Net investment income(loss)	$706	$—	$244	$12,796
Net realized gains(loss) on investments	(110)	688	256	56
Change in net unrealized appreciation(depreciation) on investments	75,888	113,750	29,338	9,347

Net Change in Net Assets Resulting from Operations	76,484	114,438	29,838	22,199

Unit Transactions:
Proceeds from units issued	1,067,805	579,093	522,904	471,326
Death benefits	—	—	—	—
Surrenders and terminations	(806)	(1,160)	(2,104)	(573)
Policy loans	—	—	—	(2,193)
Cost of insurance and administrative charges	(83,678)	(42,676)	(47,065)	(27,623)
Transfers between subaccounts	14,552	23,272	7,219	11,925
Mortality and expense risk charges	(4,377)	(2,295)	(1,995)	(1,529)

Net Change in Net Assets from Unit Transactions	993,496	556,234	478,959	451,333

Net Change in Net Assets	1,069,980	670,672	508,797	473,532
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$1,069,980	$670,672	$508,797	$473,532

For the year ended	High Yield II Subaccount 12/31/2004	Income Subaccount 12/31/2004	Bond Index Subaccount 12/31/2004	Limited Maturity Bond Subaccount 12/31/2004
Operations:
Net investment income(loss)	$7,026	$9,004	$7,745	$11,174
Net realized gains(loss) on investments	48	23	(31)	(85)
Change in net unrealized appreciation(depreciation) on investments	5,983	4,146	2,644	(1,309)

Net Change in Net Assets Resulting from Operations	13,057	13,173	10,358	9,780

Unit Transactions:
Proceeds from units issued	237,653	517,711	473,459	984,373
Death benefits	—	—	—	—
Surrenders and terminations	(189)	(907)	(112)	(1,603)
Policy loans	—	—	(2,175)	—
Cost of insurance and administrative charges	(17,886)	(26,904)	(28,665)	(54,593)
Transfers between subaccounts	24,761	41,753	(3,434)	35,259
Mortality and expense risk charges	(982)	(1,876)	(1,785)	(3,595)

Net Change in Net Assets from Unit Transactions	243,357	529,777	437,288	959,841

Net Change in Net Assets	256,414	542,950	447,646	969,621
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$256,414	$542,950	$447,646	$969,621

The accompanying notes are an integral part of these financial statements

43

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets

For the year ended	Mortgage Securities Subaccount 12/31/2004	Money Market Subaccount 12/31/2004
Operations:
Net investment income(loss)	$2,759	$1,870
Net realized gains(loss) on investments	3	—
Change in net unrealized appreciation(depreciation) on investments	822	—

Net Change in Net Assets Resulting from Operations	3,584	1,870

Unit Transactions:
Proceeds from units issued	167,845	765,796
Death benefits	—	—
Surrenders and terminations	—	—
Policy loans	(381)	—
Cost of insurance and administrative charges	(9,579)	(37,772)
Transfers between subaccounts	2,910	(342,006)
Mortality and expense risk charges	(597)	(1,622)

Net Change in Net Assets from Unit Transactions	160,198	384,396

Net Change in Net Assets	163,782	386,266

Net Assets Beginning of Period	—	—

Net Assets End of Period	$163,782	$386,266

The accompanying notes are an integral part of these financial statements

44

Thrivent Variable Life Account I (Series 2003)

Notes to Financial Statements

As of December 31, 2004

(1) ORGANIZATION

The Thrivent Variable Life Account I (Series 2003) (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on December 3, 2003 began receiving premiums in 2004, and as such only 2004 financial statement information is contained herein. The Variable Account has twenty-six subaccounts, each of which invests in a corresponding portfolio of the Thrivent Product Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Technology	Thrivent Series Fund, Inc. - Technology Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. - Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. - Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. - Small Cap Index Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. - Mid Cap Growth Portfolio (b)
Mid Cap Growth II	Thrivent Series Fund, Inc. - Mid Cap Growth II Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. - Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. - Mid Cap Index Portfolio
Partner International Stock	Thrivent Series Fund, Inc. - Partner International Stock Portfolio (a)
Partner All Cap	Thrivent Series Fund, Inc. - Partner All Cap Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. - Large Cap Growth Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. - Large Cap Growth II Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. - Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. - Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. - Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. - Large Cap Index Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. - Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc. - Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. - High Yield Portfolio
High Yield II	Thrivent Series Fund, Inc. - High Yield II Portfolio
Income	Thrivent Series Fund, Inc. - Income Portfolio
Bond Index	Thrivent Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. - Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. - Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. - Money Market Portfolio

(a)	AAL Series Fund - International Portfolio merged into the Thrivent Series Fund Inc. - Partner International Stock Portfolio as of April 30, 2004.

(b)	LB Series Fund - Opportunity Growth Portfolio merged into the Thrivent Series Fund Inc. - Mid Cap Growth Portfolio as of April 30, 2004.

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

45

Thrivent Variable Life Account I (Series 2003)

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent less any applicable premium taxes.

A per policy monthly administration charge of $7.50 for insureds whose issue age is 0 to 17 and $9 for others, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 5.0% is deducted from each participant payment to cover sales and other expenses and to provide support for Thrivent Financials fraternal activities. The contract owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

A surrender charge is imposed in the event the contract is surrendered or the specified amount is reduced. The initial surrender charge is based on the amount per thousand of specified coverage for which the contract is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 contract years to zero in the 11th contract year. The surrender charge is deducted by redeeming units of the subaccounts of the Variable Account.

A monthly charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and is accessed between 0.30 and 1.10 % based on accumulated value of all subaccounts and contract years. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2004, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Index	0.35%
Small Cap Stock	0.70%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Company Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
High Yield II	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

46

Thrivent Variable Life Account I (Series 2003)

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Technology	Partner Small Cap Growth	Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth
Units outstanding at December 31, 2003	—	—	—	—	—	—
Units issued	33,734	27,098	53,032	58,866	59,928	86,136
Units redeemed	(10,428)	(8,356)	(14,061)	(15,121)	(14,190)	(24,164)

Units outstanding at December 31, 2004	23,306	18,742	38,971	43,745	45,738	61,972

	Mid Cap Growth II	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth
Units outstanding at December 31, 2003	—	—	—	—	—	—
Units issued	12,661	39,908	67,388	191,206	20,919	182,520
Units redeemed	(4,272)	(7,403)	(14,845)	(45,830)	(5,647)	(39,318)

Units outstanding at December 31, 2004	8,389	32,505	52,543	145,376	15,272	143,202

	Large Cap Growth II	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities
Units outstanding at December 31, 2003	—	—	—	—	—	—
Units issued	15,792	53,578	119,504	153,587	126,870	65,986
Units redeemed	(5,005)	(13,173)	(27,472)	(40,471)	(30,088)	(16,375)

Units outstanding at December 31, 2004	10,787	40,405	92,032	113,116	96,782	49,611

	Balanced	High Yield	High Yield II	Income	Bond Index	Limited Maturity
Units outstanding at December 31, 2003	—	—	—	—	—	—
Units issued	62,176	55,555	33,294	66,464	55,544	124,769
Units redeemed	(15,104)	(12,563)	(9,556)	(14,626)	(12,465)	(29,609)

Units outstanding at December 31, 2004	47,072	42,992	23,738	51,838	43,079	95,160

	Mortgage Securities	Money Market
Units outstanding at December 31, 2003	—	—
Units issued	20,617	858,997
Units redeemed	(4,871)	(476,463)

Units outstanding at December 31, 2004	15,746	382,534

47

Thrivent Variable Life Account I (Series 2003)

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2004 were as follows:

Subaccount	Purchases	Sales
Technology	$230,935	$5,512
Partner Small Cap Growth	195,979	10,643
Partner Small Cap Value	430,746	6,999
Small Cap Stock	494,984	20,364
Small Cap Index	498,216	7,711
Mid Cap Growth	634,711	12,571
Mid Cap Growth II	93,106	5,153
Mid Cap Stock	349,674	5,371
Mid Cap Index	561,318	15,998
Partner International Stock	1,508,507	14,845
Partner All Cap	165,668	10,852
Large Cap Growth	1,445,922	9,098
Large Cap Growth II	142,076	31,511
Partner Growth Stock	430,260	25,063
Large Cap Value	977,000	20,839
Large Cap Stock	1,163,623	14,792
Large Cap Index	1,005,667	11,464
Real Estate Securities	562,374	6,133
Balanced	490,349	11,148
High Yield	468,291	4,163
High Yield II	259,527	9,143
Income	545,400	6,619
Bond Index	458,257	13,222
Limited Maturity Bond	992,739	21,724
Mortgage Securities	164,492	1,535
Money Market	690,370	304,105

48

Thrivent Variable Life Account I (Series 2003)

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for the year ended December 31, 2004, follows:

Subaccount	2004
Technology
Units	23,306
Unit value	$10.49
Net assets	$244,367
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	3.86%

Partner Small Cap Growth
Units	18,742
Unit value	$11.13
Net assets	$208,635
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	10.27%

Partner Small Cap Value
Units	38,971
Unit value	$12.23
Net assets	$476,451
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	21.10%

Small Cap Stock
Units	43,745
Unit value	$12.09
Net assets	$529,043
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	19.79%

Small Cap Index
Units	45,738
Unit value	$12.21
Net assets	$558,460
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.04%
Total Return (c)	20.94%

Mid Cap Growth
Units	61,972
Unit value	$11.14
Net assets	$690,111
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	10.30%

Mid Cap Growth II
Units	8,389
Unit value	$11.64
Net assets	$97,652
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	15.31%

Mid Cap Stock
Units	32,505
Unit value	$11.72
Net assets	$381,073
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	16.13%

Mid Cap Index
Units	52,543
Unit value	$11.58
Net assets	$608,209
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	14.66%

Partner International Stock
Units	145,376
Unit value	$11.56
Net assets	$1,681,252
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.01%
Total Return (c)	14.55%

Partner All Cap
Units	15,272
Unit value	$11.36
Net assets	$173,545
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	12.56%

Large Cap Growth
Units	143,202
Unit value	$10.77
Net assets	$1,541,968
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.01%
Total Return (c)	6.66%

Large Cap Growth II
Units	10,787
Unit value	$10.76
Net assets	$116,019
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	6.54%

Partner Growth Stock
Units	40,405
Unit value	$10.99
Net assets	$444,248
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	8.91%

Large Cap Value
Units	92,032
Unit value	$11.41
Net assets	$1,050,323
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	13.05%

Large Cap Stock
Units	113,116
Unit value	$10.85
Net assets	$1,227,225
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	7.47%

49

Thrivent Variable Life Account I (Series 2003)

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004
Large Cap Index
Units	96,782
Unit value	$11.06
Net assets	$1,069,980
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.16%
Total Return (c)	9.51%

Real Estate Securities
Units	49,611
Unit value	$13.52
Net assets	$670,672
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.00%
Total Return (c)	33.91%

Balanced
Units	47,072
Unit value	$10.81
Net assets	$508,797
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	0.12%
Total Return (c)	7.07%

High Yield
Units	42,992
Unit value	$11.01
Net assets	$473,532
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	8.24%
Total Return (c)	9.10%

High Yield II
Units	23,738
Unit value	$10.80
Net assets	$256,414
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	6.85%
Total Return (c)	7.00%

Income
Units	51,838
Unit value	$10.47
Net assets	$542,950
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	4.40%
Total Return (c)	3.75%

Bond Index
Units	43,079
Unit value	$10.39
Net assets	$447,646
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	4.04%
Total Return (c)	2.93%

Limited Maturity Bond
Units	95,160
Unit value	$10.19
Net assets	$969,621
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	2.89%
Total Return (c)	0.93%

Mortgage Securities
Units	15,746
Unit value	$10.40
Net assets	$163,782
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	4.18%
Total Return (c)	3.03%

Money Market
Units	382,534
Unit value	$1.01
Net assets	$386,266
Ratio of expenses to net assets (a)	0.90%
Investment income ratio (b)	1.29%
Total Return (c)	0.02%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

50

PART C. OTHER INFORMATION

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

Exhibit Number	Name of Exhibit	Incorporated by Reference	Filed Herewith
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial Filing dated July 10, 1997[1]

(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post Effective Amendment #8 dated August 29, 2002[1]

(b)	Custodian Agreement	N/A

(c)(i)	Specimen of Distribution Agreement with Registered Representatives	Post-Effective Amendment #9 dated October 29, 2002[1]

(c)(ii)	Form of Principal Underwriting Agreement	Post-Effective Amendment #9 dated October 29, 2002[1]

(d)(i)	Specimen Flexible Premium Variable Life Insurance Contracts	Pre-Effective Amendment #1 dated December 15, 2003[2]

(d)(ii)	Contract Riders and Endorsements	Initial Filing dated February 26, 2003[2]

(e)	Application Form	Initial Filing dated February 26, 2003[2]

(f)	Articles of Incorporation of Depositor (as amended May 21, 2002) and Bylaws of Depositor (as amended February 5, 2004)	Post-Effective Amendment #13 April 19, 2004[3]

(g)	Contract Reinsurance	Initial Filing dated February 26, 2003[2]

(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., Dated December 15, 2003	Post-Effective Amendment #13 dated April 19, 2004[3]

(i)	Administrative Contracts	N/A

[1]	Incorporated by reference from the specified filing for the Thrivent Variable Life Account I, File No. 333-31011.
[2]	Incorporated by reference from the specified filing for the Thrivent Variable Life Account I, File No. 333-103454.
[3]	Incorporated by reference from the specified filing for the Thrivent Variable Life Account I, File No. 333-103454.

Exhibit Number	Name of Exhibit	Incorporated by Reference	Filed Herewith
(j)	Other Material Contracts	N/A

(k)	Opinion & Consent of Counsel		X

(l)	Actuarial Opinion and Consent		X

(m)	Calculation	Post-Effective Amendment #13 April 19, 2004[3]

(n)	Consent of Independent Registered Public Accounting Firm		X

(o)	Omitted Financial Statements	N/A

(p)	Initial Capital Agreements	N/A

(q)	Redeemability Exemption		X

(r)(i)	Powers of Attorney – Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Robert H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J. Nicholson, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Thomas R. Zehnder, and Randall L. Boushek	Post-Effective Amendment #8 dated August 29, 2002[1]

(r)(ii)	Power of Attorney - Adrian M. Tocklin	Initial Filing dated February 26, 2003 [2]

Item 27. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
John O. Gilbert	Chairman of the Board

Bruce J. Nicholson	Director, President & Chief Executive Officer

Name and Principal Business Address	Positions and Offices with Depositor
Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, MO 63141	Director

Dr. Addie J. Butler Community College of Philadelphia Philadelphia, PA 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 3728 North Mankato, MN 56002-3728	Director

James M. Hushagen Eisenhower & Carlson 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402	Director

Richard C. Kessler The Kessler Enterprise 7380 Sand Lake Road, Suite 1200 Orlando, FL 32819	Director

Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah, Wisconsin 54956	Director

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Name and Principal Business Address	Positions and Offices with Depositor
Paul W. Middeke The Lutheran Church – Missouri Synod Worker Benefit Plans 1333 South Kirkwood Road St. Louis, MO 63122	Director

Paul D. Schrage 42237 N. 112th Place Scottsdale, AZ 85262	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78714	Director

Dr. Albert K. Siu Gile@dLearning LLC 23 North Gate Road Mendham, NJ 07945	Director

Adrian M. Tocklin 4961 Bacopa Lane South, #801 St. Petersburg, FL 33715	Director

Rev. Thomas R. Zehnder 6308 Chiswick Park Williamsburg, VA 23188-6368	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing & Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Name and Principal Business Address	Positions and Offices with Depositor
Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Jennifer H. Martin	Senior Vice President, Human Resources

Frederick A. Ohlde 4321 North Ballard Road Appleton, WI 54919	Senior Vice President

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Larry A. Robbins	Senior Vice President and Chief Information Officer

Nikki L. Sorum	Senior Vice President, Marketing

Russell W. Swansen	Senior Vice President – Chief Investment Officer

James A. Thomsen	Senior Vice President, Field Distribution

Marie A. Uhrich	Senior Vice President, Communications

John E. Hite	Vice President, Associate General Counsel and Chief Compliance Officer

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Parent Company		Thrivent Financial for Lutherans (Wisconsin corp.; fraternal benefit society offering financial services and products)

Holding Company		Thrivent Financial Holdings, Inc. (Delaware corp.; no independent operations)

Wholly-owned subsidiaries of Thrivent Financial Holdings, Inc.	Thrivent Investment Management Inc. (Delaware corp.; broker-dealer and investment adviser)	Thrivent Financial Bank (Federal charter; federally chartered bank)	North Meadows Investment Ltd. (Wisconsin corp.; organized for the purpose of holding and investing in real estate)

	Thrivent Service Organization, Inc. (Wisconsin corp.; organized for the purpose of owning bank account withdrawal authorizations)	Thrivent Life Insurance Company (Minnesota corp.; life insurance company)	Thrivent Property & Casualty Insurance Agency, Inc. (Minnesota corp.; auto and homeowners insurance company)

	Field Agents’ Brokerage Company (Minnesota corp.; licensed life and health insurance agency)	Thrivent Financial Investor Services Inc. (Pennsylvania corp.; transfer agent)	MCB Financial Services, Inc. (Minnesota corp.; currently not engaged in any form of business)

Item 29. Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management contains a provision in which the Fund and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	Other activity. Thrivent Investment Management, the principal underwriter of the contracts, is also the distributor of Thrivent Mutual Funds (a Massachusetts Business Trust offering Class A, Class B and Institutional Class shares). Thrivent Mutual Funds is an open-end management investment company. Thrivent Investment Management is also a registered investment adviser for the aforementioned mutual funds.

(b)	Management. The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director

Randall L. Boushek	Director

Nikki L. Sorum	Director and Senior Vice President

James A. Thomsen	Director and President

Russell W. Swansen	Senior Vice President and Chief Investment Officer

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Thomas R. Mischka 4321 North Ballard Road Appleton, WI 54919	Vice President and Anti-Money Laundering Officer

John E. Hite	Vice President and Chief Compliance Officer

Kurt S. Tureson	Vice President and Chief Financial Officer

(c)	Not Applicable.

Item 31. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 20th day of April, 2005.

	By:	Thrivent Variable Life Account I
(Registrant)

and

Thrivent Financial for Lutherans
(Depositor, on behalf of itself and Registrant)
*		President and Chief Executive Officer
Bruce J. Nicholson		(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:

*	President and Chief Executive Officer
Bruce J. Nicholson	(Principal Executive Officer)

*	Senior Vice President and Chief Financial Officer
Randall L. Boushek	(Principal Financial Officer and Principal Accounting Officer)

A majority of the Board of Directors:

Richard E. Beumer	Richard C. Kessler	Paul D. Schrage
Dr. Addie J. Butler	Richard C. Lundell	Dr. Kurt M. Senske
John O. Gilbert	John P. McDaniel	Dr. Albert Siu
Robert H. Hoffman	Paul W. Middeke	Adrian M. Tocklin
James M. Hushagen	Bruce J. Nicholson	Rev. Thomas R. Zehnder

*	John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ John C. Bjork	April 20, 2005
John C. Bjork Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel
l	Actuarial Opinion
n	Consent of Independent Registered Public Accounting Firm
q	Purchase, Redemption and Transfer Procedures